UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Citi Trends, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY — SUBJECT TO COMPLETION

104 Coleman Boulevard

Savannah, Georgia  31408

(912) 236-1561

[•], 2017

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Citi Trends, Inc. to be held at[•], EDT, on [•], [•], at [•]. The formal notice of annual meeting appears on the next page.

Your vote will be especially important at the annual meeting. As you may have heard, Macellum Advisors GP, LLC, and certain affiliated entities (collectively, “Macellum”), have stated their intention to propose an alternative slate of director nominees for election at the annual meeting.

We strongly urge you (1) to read the accompanying proxy statement carefully and vote FOR the nominees proposed by the board of directors, and in accordance with the board’s recommendations on all other proposals, in each case by using the enclosed BLUE proxy card and (2) not to return any proxy card sent to you by Macellum. If you vote using a WHITE proxy card sent to you by Macellum, you can subsequently revoke it by using the BLUE proxy card to vote by telephone, by Internet or by signing, dating and returning the BLUE proxy card in the postage-paid envelope provided. Only your latest-dated proxy will count—any proxy may be revoked at any time prior to its exercise at the annual meeting as described in the accompanying proxy statement.

We look forward to greeting personally those stockholders who are able to be present at the meeting. However, regardless of whether you plan to be with us at the meeting, it is important that your shares be represented. Accordingly, we request that you promptly complete, sign, date and return the enclosed BLUE proxy card in the envelope provided.

If you have any questions or require any assistance with voting your BLUE proxy card, please contact our proxy solicitation firm.

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

(212) 297-0720 (Main)

Stockholders Call Toll-Free: (877) 566-1922

Email: info@okapipartners.com

Very truly yours,

R. Edward Anderson
Executive Chairman of the Board of Directors

YOUR VOTE IS IMPORTANT

Your vote is extremely important, no matter how many or how few shares you own. The board of directors urges you to vote your shares to elect the board of directors’ nominees. Please mark, sign and date your BLUE proxy card and return it promptly in the enclosed envelope, whether or not you plan to attend the meeting. If Macellum provides proxy materials in opposition to our board of directors, then your broker cannot vote any of your shares held in a brokerage account on any of the proposals unless you provide voting instructions to your broker.

This year’s annual meeting is a particularly important one, and YOUR vote is extremely important.

Citi Trends, Inc.

104 Coleman Boulevard
Savannah, Georgia 31408

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on [•]

TO THE STOCKHOLDERS:

You are cordially invited to attend the annual meeting of stockholders of Citi Trends, Inc., a Delaware corporation, which will be held [•], on [•], [•], at [•], EDT, for the following purposes:

1.              To elect the three nominees named in the attached proxy statement to the board of directors, one director to serve as a Class II director until the 2019 annual meeting of stockholders and two directors to serve as Class III directors until the 2020 annual meeting of stockholders and, in each case, until their respective successors are duly elected and qualified;

2.              To vote on a resolution to re-approve the material terms of the performance goals under the Citi Trends, Inc. 2012 Incentive Plan in order to preserve the Company’s ability to continue to grant fully tax-deductible performance-based awards thereunder;

3.              To vote on a proposal to amend the Company’s amended and restated bylaws to adopt a majority voting requirement for uncontested director elections;

4.              To vote on a non-binding, advisory resolution to approve the compensation of our named executive officers for 2016;

5.              To vote on a non-binding, advisory basis, on the frequency of future advisory votes on executive compensation;

6.              To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending February 3, 2018; and

7.              To transact any other business properly brought before the meeting or any adjournment or postponement of the meeting.

You can vote your shares of common stock if our records show that you were the owner of the shares as of the close of business on [•], the record date for the annual meeting.

For directions to the meeting, please call [•] at [•].

YOUR VOTE IS IMPORTANT. Regardless of whether you plan to attend the meeting in person, please take a few minutes now to vote by telephone or by Internet by following the instructions on the BLUE proxy card, or to complete, sign, date and return the enclosed BLUE proxy card so that your shares may be represented and voted at the annual meeting. A return envelope is enclosed for your convenience. No postage need be affixed to the enclosed envelope if mailed in the United States. If you are a beneficial owner or you hold your shares in “street name,” please follow the voting instructions provided by your bank, broker or other nominee. Regardless of the number of shares you own, your presence by proxy is helpful to establish a quorum and your vote is important.

Please note that Macellum Advisors GP, LLC, and certain affiliated entities (collectively, “Macellum”), have provided notice to the Company that Macellum intends to nominate an alternative slate of director nominees at the annual meeting. Our Board of Directors does not endorse the election of Macellum’s nominees. You may receive proxy solicitation materials from Macellum, including its proxy statement(s) and proxy card(s). We are not responsible for the accuracy of any information provided by or relating to Macellum or its director nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Macellum or any other statements that Macellum may otherwise make.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE BOARD NOMINEES NAMED IN THE ATTACHED PROXY STATEMENT USING THE ENCLOSED BLUE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY MACELLUM.

Even if you have previously signed a proxy card sent by Macellum, you have the right to change your vote by telephone or by Internet by following the instructions on the BLUE proxy card, or by signing, dating and returning the enclosed BLUE proxy card in the postage-paid envelope provided. Only the latest-dated proxy card you vote will be counted. If you are a beneficial owner or you hold your shares in “street name,” please follow the voting instructions provided by your bank, broker or other nominee to change your vote. We urge you to disregard any proxy card sent to you by Macellum.

If you have any questions or require any assistance with voting your BLUE proxy card, please contact our proxy solicitation firm.

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

(212) 297-0720 (Main)

Stockholders Call Toll-Free: (877) 566-1922

Email: info@okapipartners.com

By Order of the Board of Directors,

Bruce D. Smith
Acting Chief Executive Officer, Chief Operating Officer,
Chief Financial Officer and Secretary

[•], 2017

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on [•]:  The Proxy Statement and our 2016 Annual Report are available at http://ir.cititrends.com/annual-proxy.cfm

CITI TRENDS, INC.
104 Coleman Boulevard
Savannah, Georgia 31408

PROXY STATEMENT

Annual Meeting of Stockholders

to be held on [•]

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

This proxy statement is furnished in connection with the solicitation by the board of directors of Citi Trends, Inc. of proxies to be voted at the annual meeting of stockholders on [•]. This proxy statement, the accompanying BLUE proxy card and the annual report to stockholders are being mailed to stockholders on or about [April 7], 2017.

The principal executive offices of Citi Trends, Inc., a Delaware corporation, are located at 104 Coleman Boulevard, Savannah, Georgia 31408, and our telephone number is (912) 236-1561.

The terms “Citi Trends” or the “Company” (as well as the words “we,” “us” and “our”) refer to Citi Trends, Inc.  References to “you” or “your” refer to our stockholders.

In this section of the proxy statement, we answer some common questions regarding the annual meeting of stockholders and the voting of shares of common stock at the meeting.

Where and when will the annual meeting be held?

The date, time and place of the meeting are:  [•], at [•], EDT, at [•].  For directions to the meeting, please call [•] at [•].

Why did you send me this proxy statement?

This proxy statement was prepared under the direction of our board of directors to solicit your proxy for voting at the annual meeting. We sent you this proxy statement and the enclosed BLUE proxy card because our board of directors is asking for your proxy to vote your shares at the annual meeting. We have summarized information in this proxy statement that you should consider in deciding how to vote at the meeting. But you do not have to attend the meeting in order to vote your shares. Instead, you may simply complete, sign, date and return the enclosed BLUE proxy card (or submit your proxy by telephone or the Internet).

What can I vote on at the meeting?

The matters scheduled to be voted on at the meeting are:

(1)         The election of the three nominees named in this proxy statement to our board of directors, one director to serve as a Class II director and hold office until the annual meeting of stockholders in 2019, and two directors to serve as Class III directors and hold office until the annual meeting of stockholders in 2020, and, in each case, until their successors are duly elected and qualified (“Proposal 1”);

(2)         A resolution to re-approve the material terms of the performance goals under the Citi Trends, Inc. 2012 Incentive Plan (the “2012 Incentive Plan”) in order to preserve the Company’s ability to continue to grant fully tax-deductible performance-based awards thereunder (“Proposal 2”);

(3)         A proposal to amend the Company’s amended and restated bylaws to adopt a majority voting requirement for uncontested director elections (“Proposal 3”);

(4)         A non-binding, advisory resolution to approve the compensation of our named executive officers for 2016 (“Proposal 4”);

(5)         A non-binding, advisory vote on the frequency of future advisory votes on executive compensation (“Proposal 5”); and

(6)         Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending February 3, 2018 (“Proposal 6”).

How does the board of directors recommend that I vote?

The board of directors unanimously recommends that you vote your shares (i) “FOR ALL” of the board of directors’ nominees named in this proxy statement to be elected to the board of directors; one director to serve as a Class II director and hold office until the annual meeting of stockholders in 2019, and two directors to serve as Class III directors and hold office until the annual meeting of stockholders in 2020, and, in each case, until their successors are duly elected and qualified, (ii) “FOR” the approval of the resolution to re-approve the material terms of the performance goals under the 2012 Incentive Plan in order to preserve the Company’s ability to continue to grant fully tax-deductible performance-based awards thereunder, (iii) “FOR” the approval of a proposal to amend the Company’s amended and restated bylaws to adopt a majority voting requirement for uncontested director elections, (iv) “FOR” the approval of the non-binding, advisory resolution to approve the compensation paid to our named executive officers for 2016, (v) for holding an advisory vote on the compensation of our executive officers “Every Year,” and (vi) “FOR” the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending February 3, 2018.

Has the Company been notified that a stockholder intends to propose an alternative slate of director nominees at the annual meeting?

Yes. Macellum Advisors GP, LLC (“Macellum”) has notified the Company of its intention to propose an alternative slate of director nominees for election at the annual meeting. Our board of directors unanimously recommends a vote “FOR ALL” of our board’s nominees for director on the enclosed BLUE proxy card. The Macellum nominees have NOT been endorsed or approved by our board of directors. We are not responsible for the accuracy of any information provided by or relating to Macellum or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Macellum or any other statements that Macellum may otherwise make.

What should I do if I receive a WHITE proxy card from Macellum?

Our board of directors unanimously recommends that you disregard it.  Macellum has stated its intention to propose an alternative slate of director nominees for election at the annual meeting. If Macellum proceeds with its alternative nominations, you may receive proxy solicitation materials from Macellum, including an opposition proxy statement(s) and WHITE proxy card(s). We are not responsible for the accuracy of any information provided by or relating to Macellum or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Macellum or any other statements that Macellum may otherwise make.

If you have already voted using the WHITE proxy card, you have every right to change your vote by executing and returning the enclosed BLUE proxy card or by voting by telephone or by Internet by following the instructions provided on the enclosed BLUE proxy card. Only the latest-dated proxy you submit will be counted. If you vote against the Macellum nominees by marking “WITHHOLD” or “ABSTAIN” on the WHITE proxy card, your vote will not be counted as a vote for the board of directors’ nominees and will result in the revocation of any previous vote you may have cast on the Company’s BLUE proxy card. If you wish to vote pursuant to the recommendation of our board of directors, you should disregard any proxy card that you receive other than the BLUE proxy card. If you have any questions or need assistance voting, please call Okapi Partners, LLC, our proxy solicitor, at (212) 297-0720 or toll-free at (877) 566-1922.

Who can vote?

You can vote your shares of common stock if our records show that you were the owner of the shares as of the close of business on [•], the record date for determining the stockholders who are entitled to vote at the annual meeting. As of the close of business on [•], there were a total of [•] shares of our common stock outstanding and entitled to vote at the annual meeting. You get one vote for each share of common stock that you own. Holders of shares of common stock do not have cumulative voting rights.

What is the required vote for approval of each proposal?

Directors are elected by a plurality of votes cast. This means that the Class II nominee receiving the highest number of affirmative votes will be elected as the Class II director and the two Class III nominees receiving the highest number of affirmative votes will be elected as the Class III directors.  Therefore, at the annual meeting, the one Class II nominee and the two Class III nominees receiving the highest number of “FOR” votes will be elected.  A properly executed proxy card marked “WITHHOLD” with respect to the election of a director nominee will be counted for purposes of determining if there is a quorum at the annual meeting, but will not be considered to have been voted for the director nominee. Broker non-votes, if any, will also not be considered to have been voted for any director nominee.

THE ONLY WAY TO SUPPORT ALL THREE OF OUR BOARD OF DIRECTORS’ NOMINEES IS TO VOTE “FOR” THE BOARD’S NOMINEES ON THE BLUE PROXY CARD. PLEASE DO NOT SIGN OR RETURN MACELLUM’S WHITE

PROXY CARD, EVEN IF YOU VOTE “AGAINST” OR “WITHHOLD” ON ANY OF THEIR DIRECTOR NOMINEES. DOING SO MAY CANCEL ANY PREVIOUS VOTE YOU CAST ON THE COMPANY’S BLUE PROXY CARD.

Approval of the proposal to amend the Company’s amended and restated bylaws to adopt a majority voting requirement for uncontested director elections requires the affirmative vote of the holders of two-thirds (2/3) or more of the combined voting power of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors.

Approval of the resolution to re-approve the material terms of the performance goals under the 2012 Incentive Plan, approval of the non-binding, advisory resolution to approve the compensation of our named executive officers for 2016, and the ratification of the appointment of KPMG LLP as our independent registered public accounting firm each require the affirmative vote of a majority of the votes cast at the annual meeting.

The option on the advisory vote to recommend the frequency of holding future advisory votes on executive compensation (every year, every two years or every three years), that receives the highest number of votes cast will be the frequency recommendation that has been selected by the stockholders.

How are votes counted?

We will hold the annual meeting if stockholders representing the required quorum of shares of common stock entitled to vote sign and return their proxy cards, use the information on their proxy cards to vote by telephone or by Internet, or attend the meeting in person. One-third of the shares of common stock outstanding and entitled to vote at the meeting present in person or by proxy will constitute a quorum. If you properly return a proxy by one of the methods described below under the question “How do I vote,” your shares will be counted to determine whether we have a quorum.

Votes withheld from the director nominees, abstentions and broker non-votes, if any, will be counted as shares present for the purpose of determining a quorum but will not be counted in determining the number of shares voted “FOR” the director nominees or treated as votes cast on any other proposal.  Abstentions and broker non-votes, if any, will not affect the outcome of the election of our director nominees, approval of the resolution to re-approve the material terms of the performance goals under the 2012 Incentive Plan, approval of the non-binding, advisory resolution to approve the compensation of our named executive officers for 2016, the non-binding recommendation of the frequency of holding advisory votes on executive compensation, or the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending February 3, 2018.  Abstentions and broker non-votes, if any, will have the same effect as a vote “against” the approval of the proposal to amend the Company’s bylaws to adopt a majority voting requirement for uncontested director elections.  If Macellum initiates a proxy contest and you do not provide voting instructions to your bank or broker, the organization that holds your shares will not be authorized to vote on any of the proposals presented at the annual meeting, and we would expect that there would be no broker non-votes, so uninstructed shares would not be counted toward determining the existence of a quorum.

A broker non-vote occurs when a bank, broker or other nominee who holds shares for another person returns a proxy but does not vote on a particular item, usually because the nominee does not have discretionary voting authority for that item because that item is not a “routine” matter under applicable rules and the nominee has not received instructions from the owner of the shares. The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year ending February 3, 2018 (Proposal 6) is normally considered “routine” under Nasdaq rules. However, if Macellum initiates a proxy contest, Proposal 6 will become a “non-routine” matter, and therefore your broker will not be able to vote your shares without your instruction and we would expect that there would be no broker non-votes.

How do I vote?

Before the annual meeting, stockholders of record may vote their shares in one of the following three ways:

•                  by completing, signing and returning the enclosed BLUE proxy card in the enclosed postage-paid envelope;

•                  by telephone (within the United States and Canada) by calling the number provided on the enclosed BLUE proxy card; or

•                  by using the Internet to visit the website indicated on the enclosed BLUE proxy card.

Please use only one of the three ways to vote. Please follow the directions on your BLUE proxy card carefully. If you hold shares in the name of a broker, your ability to vote those shares by Internet or telephone depends on the voting procedures used by your broker, as explained below under the question “How do I vote if my shares are held in ‘street name’?” The Delaware General Corporation Law provides that a shareholder may appoint a proxy by electronic transmission, so we believe that the Internet or telephone voting procedures available to stockholders are valid and consistent with the requirements of applicable law.

How do I vote by proxy?

Follow the instructions on the enclosed BLUE proxy card to vote on the matters to be considered at the annual meeting. The individuals named and designated as proxies on the BLUE proxy card will vote your shares as you instruct. If you do not mark a selection, your proxy will be voted as recommended by our board of directors.

You have the following choices in completing the BLUE proxy card:

•                  You may vote on each proposal, in which case your shares will be voted in accordance with your choices.

•                  In voting on the nominees for director, you can either vote “FOR ALL” of the nominees on the BLUE proxy card or withhold your vote on the nominees as a group or with respect to any particular nominee on the BLUE proxy card.

•                  You may vote “for,” “against” or “abstain” on one or more of the Company’s proposals: to approve a resolution to re-approve the material terms of the performance goals under the 2012 Incentive Plan in order to preserve the Company’s ability to continue to grant fully tax-deductible performance-based awards thereunder; to approve a proposal to amend the Company’s amended and restated bylaws to adopt a majority voting requirement for uncontested director elections; to approve on a non-binding, advisory basis, the compensation of our named executive officers for 2016; and to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending February 3, 2018.

•                  You may vote, on a non-binding, advisory basis, to have a stockholder vote to approve the Company’s executive compensation “Every Year,” “Every 2 Years,” or “Every 3 Years,” or you may abstain from voting on such proposal.

•                  You may return a signed BLUE proxy card or complete the Internet or telephone voting procedures without indicating your vote on any matter, in which case the designated proxies will vote (i) FOR ALL of the nominees named in this proxy statement to serve as directors; one director to serve as a Class II director until the 2019 annual meeting of stockholders and two directors to serve as Class III directors until the 2020 annual meeting of stockholders and, in each case, until their respective successors are duly elected and qualified, (ii) FOR the approval of the resolution to re-approve the material terms of the performance goals under the 2012 Incentive Plan in order to preserve the Company’s ability to continue to grant fully tax-deductible performance-based awards thereunder, (iii) FOR the approval of the proposal to amend the Company’s amended and restated bylaws to adopt a majority voting requirement for uncontested director elections, (iv) FOR the approval of the compensation of our named executive officers for 2016, (v) FOR the approval of holding an advisory vote on the compensation of our executive officers “Every Year,” and (vi) FOR ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending February 3, 2018.

How do I vote if my shares are held in “street name”?

If your shares are held in a brokerage account in the name of your broker, a bank or other nominee, that party will give you instructions for voting your shares.  Unless Macellum initiates a proxy contest, under the rules of the New York Stock Exchange, if you do not give instructions to your bank or brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items such as Proposal 6 (ratification of the appointment of KPMG LLP), but will not be allowed to vote your shares with respect to certain “non-discretionary” items such as Proposal 1 (election of directors), Proposal 2 (re-approval of the material terms of the performance goals under the 2012 Incentive Plan), Proposal 3 (approval of the majority voting requirement), Proposal 4 (“say on pay”), and Proposal 5 (“say-on-pay” frequency).  In the case of non-discretionary items, in the absence of voting instructions, shares subject to such so-called broker non-votes, if any, will not be counted as voted on those proposals and so will have no effect on the vote, but will be counted as present for the purpose of determining the existence of a quorum.   If Macellum initiates a proxy contest and you do not provide voting instructions to your bank or broker, the organization that holds your shares will not be authorized to vote on any of the proposals presented at the annual meeting, and we would expect that there would be no broker non-votes, so uninstructed shares would not be counted toward determining the existence of a quorum.  Accordingly, we encourage you to vote promptly, even if you plan to attend the annual meeting.

What if other matters come up at the annual meeting?

The only matters we now know of that will be voted on at the annual meeting are the proposals we have described in this proxy statement: the election of one Class II director and two Class III directors, the vote on the resolution to re-approve the material terms of the performance goals under the 2012 Incentive Plan in order to preserve the Company’s ability to continue to grant fully tax-deductible performance-based awards thereunder, the proposal to amend the Company’s amended and restated bylaws to adopt a majority voting requirement for uncontested director elections, the non-binding, advisory vote to approve the compensation of our named executive officers for 2016, the advisory vote on the frequency of votes on executive compensation, and the proposal to ratify the appointment of

KPMG LLP as our independent registered public accounting firm for the fiscal year ending February 3, 2018.  If other matters are properly presented at the meeting, the designated proxies will vote your shares in their discretion.

Can I change my mind and revoke my proxy?

Yes, so long as you are the record holder. To revoke a proxy given pursuant to this solicitation, you must:

•                  sign another proxy with a later date and return it to us at Citi Trends, Inc. c/o Okapi Partners, 1212 Avenue of the Americas, 24th Floor, New York, New York 10036, at or before the annual meeting;

•                  provide us with a written notice of revocation dated later than the date of the proxy, which should be delivered to Citi Trends, Inc. c/o Okapi Partners, 1212 Avenue of the Americas, 24th Floor, New York, New York 10036, at or before the annual meeting;

•                  re-vote by using the telephone and calling the telephone number provided on the enclosed BLUE proxy card;

•                  re-vote by using the Internet and visiting the website indicated on the enclosed BLUE proxy card; or

•                  attend the annual meeting and vote in person—note that attendance at the annual meeting will not revoke a proxy if you do not actually vote at the annual meeting.

If you hold shares in “street name,” you should contact your broker, bank or other nominee regarding any change in voting instructions.

If you have previously signed a WHITE proxy card sent to you by Macellum, you may change your vote by marking, signing, dating and returning the enclosed BLUE proxy card in the accompanying postage-paid envelope or by voting by telephone or by Internet by following the instructions on your BLUE proxy card. Submitting Macellum’s WHITE proxy card will revoke votes you have previously made via the Company’s BLUE proxy card, so we recommend discarding any WHITE proxy card that you may receive.

Can I vote in person at the annual meeting rather than by completing the proxy card?

Although we encourage you to vote by completing and returning the BLUE proxy card (or by telephone or by Internet by following the instructions provided on the BLUE proxy card) to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person if you are a stockholder of record on the record date even if you have previously submitted a proxy card or voted by telephone or by Internet.  If your shares are held in street name, then you may vote your shares in person only if you have a legal proxy from the entity that holds your shares giving you the right to vote the shares. A legal proxy is a written document from your brokerage firm or bank authorizing you to vote the shares it holds in its name. If you attend the meeting and vote your shares by ballot, your vote at the meeting will revoke any vote you previously submitted by mail, telephone or Internet.

What do I do if I receive more than one proxy statement and BLUE proxy card?

If you receive multiple copies of the same proxy statement or multiple BLUE proxy cards, that may mean that you have shares registered in different names or your shares are held in more than one type of account maintained by brokers or by American Stock Transfer and Trust Company (“AST”), our transfer agent. To have all your shares voted, please sign, date and return all BLUE proxy cards. We also recommend that you contact your broker and AST to consolidate as many accounts as possible under the same name and address. AST may be contacted at (800) 485-1883.

If Macellum proceeds with its previously announced alternative slate of director nominees, we will likely conduct multiple mailings prior to the annual meeting date to ensure stockholders have our latest proxy information and materials to consider in casting their vote. We will send you a new BLUE proxy card with each mailing, regardless of whether you have previously voted. The latest-dated proxy card you submit will be counted, and, if you wish to vote as recommended by the board of directors then you should only submit BLUE proxy cards.

Who will count the votes?

An independent inspector of election will receive and tabulate the proxies and certify the results.

Who pays for the Company’s solicitation of proxies?

We will pay for the entire cost of soliciting proxies on behalf of the Company. We will also reimburse brokerage houses, banks and other custodians or nominees holding shares in their names for others for the cost of forwarding the Company’s proxy materials to beneficial owners. In addition, our directors and employees may solicit proxies in person, by telephone, by Internet or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies, but Okapi Partners LLC (“Okapi”), our proxy solicitor, will be paid a fee, estimated to be about $[•], for rendering solicitation services.

Okapi expects that approximately 25 of its employees will assist in the solicitation. Okapi will ask brokerage houses and other custodians and nominees whether other persons are beneficial owners of our common stock. Our aggregate expenses, including those of Okapi, related to our solicitation of proxies in excess of those normally spent for an annual meeting as a result of the potential proxy contest and excluding salaries and wages of our regular employees, are expected to be approximately $[•], of which approximately $[•] has been spent to date. Annex A sets forth information relating to our director nominees as well as certain of our directors, officers and employees who are considered “participants” in our solicitation under the rules of the Securities and Exchange Commission (the “SEC”) by reason of their position as directors or director nominees of the Company or because they may be soliciting proxies on our behalf.

Who should I contact if I have any questions?

If you have any questions or require any assistance with voting your BLUE proxy card, please contact our proxy solicitation firm.

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

(212) 297-0720 (Main)

Stockholders Call Toll-Free: (877) 566-1922

Email: info@okapipartners.com

PROPOSAL 1:
 ELECTION OF DIRECTORS

Our board of directors currently consists of six directors, R. Edward Anderson, Brian P. Carney, Laurens M. Goff, Lawrence E. Hyatt, Barbara Levy and John S. Lupo.  In accordance with the Company’s amended and restated bylaws and Second Amended and Restated Certificate of Incorporation, our board determines the number of directors on our board, but such number cannot be less than five or more than nine.  Our directors are divided into three classes with staggered three-year terms so that the term of one class expires at each annual meeting of stockholders. This year, two nominees whose current terms expire at the annual meeting on [•], 2017 will be proposed for election as Class III directors.  Additionally, in accordance with our corporate governance guidelines, one nominee who was appointed as a new member of our board of directors in August 2016 will be proposed for election as a Class II director.

It is intended that the persons named as proxies in the enclosed BLUE proxy card will vote to elect the nominees listed below unless otherwise directed or authority to vote is withheld. The elected directors will serve until the annual meeting of stockholders at which their terms expire or until an earlier resignation or retirement or until their successors are elected and qualify to serve.

Each nominee currently serves as a director. The nominees have consented to be named in this proxy statement, stand for election and serve as directors if elected. However, if any nominee named herein is unable to serve or for good cause will not serve as a director at the annual meeting, it is intended that shares represented by the enclosed BLUE proxy card will be voted for the election of the other nominees named below and may be voted for any substitute nominee designated by our board of directors or, in lieu thereof, our board of directors may reduce the number of directors in accordance with the Company’s amended and restated bylaws.

Background to Potential Contested Solicitation

On March 9, 2017, we issued a press release acknowledging the receipt of a letter from Macellum Advisors GP, LLC (“Macellum”) stating Macellum’s intent to nominate a slate of director candidates to stand for election to our board of directors at the 2017 annual meeting.

Our board of directors and management team are committed to acting in the best interests of all Company stockholders and welcome their views in order to pursue our common goal of maximizing long-term stockholder value. To that end, members of senior management met with Jonathan Duskin, CEO and Portfolio Manager of Macellum Capital Management, LLC, and certain of his colleagues, multiple times over the last few years at several industry conferences to hear their input and suggestions with an open mind.

In late January 2017, Jason Mazzola, the former President and Chief Executive Officer of the Company, spent the better part of a day taking Duskin on a tour of one of our stores in Philadelphia as well as one of our competitor’s stores where he gave Duskin some insight into the business, answered his questions openly and listened to his views on various matters.

On February 6, 2017, R. Edward Anderson, the Executive Chairman of our board of directors, received a letter from Duskin requesting a meeting to discuss the business.

On February 13, 2017, in response to the letter, Messrs. Mazzola and Anderson met with Duskin and one of his colleagues at Macellum’s offices in New York to listen to their views regarding the Company.  At the meeting, Duskin demanded that the Company immediately add two independent directors to our board of directors and stated a strong preference for him to be one of those directors.  He did not identify any other director candidates but indicated he had a list of 10-12 potential candidates to recommend to the Board.

On February 13, 2017, despite the fact that Macellum had not provided names or biographical information for any director candidates aside from Duskin at that time, our board of directors convened a meeting to discuss Messrs. Mazzola and Anderson’s meeting with Duskin, and Duskin’s demands to add immediately two independent directors to our board of directors with a strong preference that one of those directors be him.

On February 16, 2017, our board of directors convened a meeting to further discuss the demands made by Duskin to immediately add two independent directors to our board of directors.  After discussion and consultation with the Company’s advisors, the Board determined that changing our board of directors as Duskin had proposed was not in the best interest of the Company and its stockholders.  However, in an effort to be constructive, our board of directors agreed that it would be willing to consider adding one new, qualified independent director not affiliated with Macellum who would be mutually agreed upon by Duskin and the Company.

On February 20, 2017, our board of directors sent a letter to Macellum setting forth the Company’s offer that it would consider adding one new, qualified independent director to our board of directors that was not affiliated with Macellum, who satisfied the criteria for board membership set forth in the Company’s corporate governance guidelines and who would be mutually agreed upon by Macellum and the Company. The letter also provided that if our board of directors decided to nominate one of Macellum’s nominees for election at the 2017 annual meeting of stockholders, Macellum would agree not to nominate any director candidates or submit any stockholder proposals at the 2017 and 2018 annual meetings of stockholders and not to seek to call or support the calling of any special meeting of the Company’s stockholders prior to the 2019 annual meeting of stockholders.

On February 21, 2017, and in response to the Company’s letter, Messrs. Mazzola, Anderson and Duskin participated in a telephonic meeting pursuant to which Duskin rejected the Company’s offer and stated that he now wanted our board of directors to appoint three of his nominees to our board of directors (and his very strong preference that one of them be him).  He also would not agree to the proposed standstill term on director nominations, and he wanted the Company to either extend the deadline for director nominations set forth in the Company’s amended and restated bylaws or execute a written settlement agreement prior to such deadline, which was February 24, 2017.  Duskin still did not provide the Company with the names of his nominees (other than himself).

Later on February 21, 2017, our board of directors convened a meeting to discuss Messrs. Mazzola and Anderson’s conversation with Duskin that took place earlier that day, and Duskin’s new demand to appoint three of his nominees to our board of directors and his very strong preference that he will fill one of those seats.  Our board of directors considered such request and after discussion and consultation with the Company’s advisors determined that such actions were not in the best interest of the Company.

On February 24, 2017, Macellum formally submitted a notice to the Secretary of the Company of its intent to nominate Duskin, Dyan Jozwick, Lana Cain Krauter and Paul Metcalf to stand for election at the 2017 annual meeting of stockholders.

On February 28, 2017, Macellum sent our board of directors a draft of a letter that Macellum intended to distribute to the Company’s stockholders.

On March 1, 2017, our board of directors convened a meeting to discuss the potential contested election.  Again, in an effort to constructively resolve this matter, our board of directors agreed that it was prepared to interview and evaluate Macellum’s three nominees, other than Duskin. Additionally, if our board of directors determined one or more of these three candidates to be both unaffiliated with Macellum and qualified to serve as directors, it would consider adding up to two of them to our board of directors.  Our board of directors also agreed that it was willing to consider modifications to the two-year standstill agreement.

On March 2, 2017, our board of directors sent a letter to Macellum setting forth the Company’s offer to interview and evaluate Macellum’s three nominees, other than Duskin, and if our board of directors determined one or more of the candidates to be both unaffiliated with Macellum and qualified to serve as directors, it would consider adding up to two of them to our board of directors.  The letter also stated that the Company was open to discussing with Macellum modifications to the terms of the standstill that was proposed in the Company’s February 20 letter.

On March 3, 2017, and in response to the Company’s letter, Messrs. Mazzola, Anderson and Duskin participated in a telephonic meeting where they discussed the offer terms set forth in the Company’s March 2, 2017 letter.  Duskin explained during that call that he still had a very strong preference for being one of the nominees and stated that he would be willing to agree to a standstill that was longer than one-year if it was tied to the Company achieving a financial metric that was based on share price.  After such discussion, Duskin stated that he would follow-up later that day regarding his response to the Company’s letter.  Later that day, Messrs. Anderson, Mazzola and Duskin had a second telephonic meeting in which Duskin asked that the Company begin to prepare a settlement agreement that reflected the Company’s offer.

On March 8, 2017, our board of directors sent a draft of the settlement agreement to Duskin.  The settlement agreement provided that the Company would offer to interview and evaluate Macellum’s nominees, other than Duskin, and if our board of directors determined one or more of the candidates to be both unaffiliated with Macellum and qualified to serve as directors, it would add up to two of them to our board of directors.  It also provided that if such individual(s) were mutually agreed upon prior to the Company mailing its definitive proxy statement for the 2017 annual meeting of stockholders, such individuals would be nominated for election at the 2017 annual meeting of stockholders.  If such individual(s) were mutually agreed upon after such time, then our board of directors would appoint them to our board of directors and such individual(s) would be nominated for election at the 2018 annual meeting of stockholders.  In exchange for the settlement, Macellum would agree to withdraw its notice to nominate individuals at the 2017 annual meeting of stockholders and agree not to nominate any director candidates or submit any stockholder proposals at the 2017 and 2018 annual meetings of stockholders and not to seek to call or support the calling of any special meeting of the Company’s stockholders prior to the 2018 annual meeting of stockholders; provided, however, if the Company did not achieve a certain financial target that was based on Adjusted EBITDA, such standstill would expire in advance of the 2018 annual meeting of stockholders.

On March 8, 2017 and in response to the Company’s draft of the settlement agreement, Duskin and Messrs. Mazzola and Anderson participated in a telephonic meeting where they discussed the terms of the settlement agreement.  During the call, Duskin rejected the settlement agreement and demanded, among other things, that he and one other individual be added to our board of directors immediately.  He also noted, among other things, his disagreement with the terms of the standstill.

Also on March 8, 2017, our board of directors convened a meeting to discuss Macellum’s rejection of the Company’s settlement offer.  In a further attempt to resolve this matter, our board of directors agreed that it would add to our board of directors two qualified independent and mutually agreed upon individuals provided that Macellum would provide the names of three additional individuals for our board of directors to consider. Our board of directors also agreed that it would consider modifications to the standstill agreement and was open to negotiating with Macellum on the other terms of the settlement agreement.

Later on March 8, 2017, the Company’s outside legal counsel communicated the Company’s offer to outside counsel for Macellum.  Counsel communicated that our board of directors would add to our board of directors two qualified independent and mutually agreed upon individuals (other than Duskin) provided that Macellum would provide the names of three additional individuals for our board of directors to consider.  Later that night, Macellum’s counsel informed the Company’s counsel that Macellum rejected the Company’s offer ultimately because Duskin insisted that one of the directors must be him.

On March 9, 2017, Macellum issued a press release announcing its intention to nominate four individuals for election at the 2017 annual meeting of stockholders and released a letter to the Company’s stockholders.

On March 9, 2017, the Company issued a press release acknowledging receipt of and providing important context regarding a letter authored by Macellum stating its intent to nominate a slate of director candidates to stand for election to the 2017 annual meeting of stockholders.

On March 15, 2017, Macellum issued a press release commenting on the settlement discussions with the Company and the Company’s fourth quarter 2016 earnings results.

On March 17, 2017, Macellum filed with the SEC a preliminary proxy statement pertaining to its four nominees for our board of directors.

On March 21, 2017, Macellum filed with the SEC an amendment to its preliminary proxy statement.

We believe our current board of directors is comprised of highly qualified individuals with compelling backgrounds in retail merchandising, operations and finance, and we recommend that you vote “FOR” each of the board of directors’ nominees on the BLUE proxy card included herewith.  More information about the qualifications of each of our nominees is provided below.

Nominee for Election as a Class II Director

Barbara Levy was appointed by our board of directors to serve as a director on August 16, 2016.  Our board of directors has nominated Ms. Levy for election by the stockholders at this annual meeting to serve as a Class II director until the 2019 annual meeting.  Ms. Levy currently is a member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of our board of directors.  Ms. Levy’s biographical information is set forth on the following page.

Nominees for Election as Class III Directors

R. Edward Anderson currently serves as a Class III director whose term expires at the annual meeting.  Mr. Anderson has been nominated by our board of directors to stand for re-election at the annual meeting for a three-year term expiring at the 2020 annual meeting.  Mr. Anderson currently is Executive Chairman of our board of directors.  Mr. Anderson’s biographical information is set forth on the following page.

Lawrence E. Hyatt currently serves as a Class III director whose term expires at the annual meeting.  Mr. Hyatt has been nominated by our board of directors to stand for re-election at the annual meeting for a three-year term expiring at the 2020 annual meeting.  Mr. Hyatt currently is Chair of the Audit Committee of our board of directors and a member of the Compensation Committee and the Nominating and Corporate Governance Committee of our board of directors.  Mr. Hyatt’s biographical information is set forth on the following page.

Our board of directors unanimously recommends that stockholders vote “FOR ALL” of the nominees listed above on the enclosed BLUE proxy card.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

Board Leadership Structure

Separate Chairman and CEO

The board has separated the role of Chairman of the Board of Directors and Chief Executive Officer (“CEO”) since March 2015. Our board of directors does not have a set policy with respect to the separation of the offices of the Chairman and CEO, as the board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the board.  Mr. Anderson is currently the Executive Chairman and served as the non-executive Chairman from April 2016 through March 2017.  Prior to that, Mr. Anderson was the Chairman and CEO from January 2012 through his retirement as CEO in March 2015, at which time he became Executive Chairman of our board of directors in order to provide for an orderly transition of the CEO role to his successor, Jason Mazzola.  In April 2016, Mr. Anderson transitioned from Executive Chairman to non-executive Chairman of our board of directors.  Upon Mr. Mazzola’s resignation in March 2017, Mr. Anderson resumed his role as Executive Chairman in order to assist Mr. Smith in his role as Acting CEO and provide for the orderly succession of management responsibilities while our board of directors conducts a search for a permanent CEO.

Lead Independent Director

The Company’s Corporate Governance Guidelines provide for the appointment of a lead independent director at any time when the Chairman is not independent.  Our board believes that the appointment of a lead independent director and the use of regular executive sessions of the independent directors, along with the board’s independent committee system and majority of independent directors, allow it to maintain effective oversight of management. Our board recognizes that depending on the circumstances, other leadership models might be appropriate. Accordingly, our board regularly reviews and reassesses its leadership structure.

The Company’s independent directors have appointed Mr. Lupo as the board’s lead independent director, and he presides at all meetings of our board at which the Chairman of the board of directors is not present, including executive sessions of the independent directors. Our board has adopted guidelines that provide for the lead independent director to fulfill the following functions:

•                  Serve as a liaison, as needed, between the directors and the Chairman of the board of directors;

•                  Call meetings of the independent directors, when appropriate;

•                  If requested by Company management or stockholders, ensure that he or she is available, as appropriate, for consultation with management and/or direct communication with stockholders;

•                  Be the focal point for stockholder communications addressed to independent directors;

•                  Recommend the retention of outside advisors who report directly to the board of directors as he or she may determine is necessary or appropriate; and

•                  Assist in the annual evaluation of the Chief Executive Officer, and, if an officer other than the Chief Executive Officer is serving as Chairman of the board of directors, such other officer. For the officer serving as Chairman of the board of directors, such evaluation shall include an evaluation of such officer’s effectiveness as Chairman of the board of directors and as an officer of the Company and an annual evaluation of his or her interactions with directors and ability to provide leadership and direction to the full board of directors.

Directors

Our board of directors consists of six directors (Messrs. Anderson, Carney, Goff, Hyatt and Lupo and Ms. Levy), all of whom, except Mr. Anderson, have been determined by our board to be independent under NASDAQ listing standards.  Our Second Amended and Restated Certificate of Incorporation divides our board into three classes having staggered terms, with one of such classes being elected each year for a new three-year term.  Our Class I director, Mr. Goff, has a term expiring in 2018, our Class II directors, Messrs. Carney and Lupo and Ms. Levy, have terms expiring in 2019 (although Ms. Levy is standing for election at the 2017 annual meeting), and our Class III directors, Messrs. Anderson and Hyatt, have terms expiring at the 2017 annual meeting.

The following sets forth selected biographical information for our directors.

Nominee for Class II Director.

Barbara Levy.  Ms. Levy, age 62, has served as a director since August 2016, and is a member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.  Ms. Levy has extensive retail experience in traditional, off price, and e commerce businesses. She served as a Senior Strategy Advisor for ideeli Inc., an online apparel retailer, from July 2010 through October 2012.  Ms. Levy focused specifically on building ideeli, Inc.’s merchandising team, devising new strategies for its vendors and brands, and ensuring that the overall merchandising function aligns with the strategic direction of ideeli, Inc.  From 1993 through 2007, Ms. Levy served in various merchandising positions, including Executive Vice President, with Ross Stores, Inc., an off-price retailer, overseeing 700 stores and $1.5 billion in sales volume.  Ms. Levy was responsible for significantly growing the missy and junior apparel, plus sizes, outerwear, active and accessories businesses at Ross Stores, Inc., while also working extensively with the marketing group, planning and allocation teams, and distribution centers to develop long-term strategies.  From 1977 through 1993, she served in various merchandising positions, including Senior Vice President and General Merchandise Manager, with Macy’s, Inc., where she oversaw a buying team with responsibility for nearly 70 stores including the Herald Square flagship location.  Ms. Levy has been a member of the Board of Trustees of Lafayette College since 1998.  She is presently a member of the Executive Committee, the Committee on Compensation, and the combined Committees on Development & Alumni Relations and External Affairs, and she serves as Co-Chairman of the Lafayette College $400 Million Capital Campaign.

In determining that Ms. Levy should serve as one of our directors, our board considered in particular her retail merchandising experience described above, her extensive knowledge of and experience in the off-price retail industry and her strong product development knowledge.  Through her senior executive role with Ross Stores, Inc., Ms. Levy brings the relevant expertise of devising strategies with vendors and brands, and ensuring alignment between overall merchandising function and the strategic direction of a company.   Ms. Levy’s fourteen year tenure at Ross Stores, Inc. provides her with a unique understanding of how to enhance the Company’s competiveness in the off-price retail industry.

Nominees for Class III Directors.

R. Edward Anderson.  Mr. Anderson, age 67, has served as a director since 2001 and as Chairman of the board of directors since May 2006, including service as Executive Chairman from April 2009 to April 2010, from October 2011 to January 2012, from March 2015 to April 2016 and from March 2017 to present.  He served as CEO of the Company from 2001 to April 2009 and returned to that position from January 2012 to March 2015.  From 1997 to 2001, Mr. Anderson was Chief Financial Officer of Variety Wholesalers, Inc., an operator of discount stores.  Prior to 1997, Mr. Anderson served as Chairman, President and Chief Executive Officer of Rose’s Stores, Inc., a discount retailer.

In determining that Mr. Anderson should continue serving as one of our directors, our board of directors considered in particular his in-depth knowledge of Citi Trends and its target customers attained from his tenure of more than eleven years as CEO and fifteen years as a director.  Such familiarity with the Company makes Mr. Anderson a valuable institutional resource.  In addition, our board of directors considered Mr. Anderson’s distinguished career leading other companies in our industry; including his roles in executive management as CFO, CEO and chairman of other discount retailers prior to joining Citi Trends.  Our board of directors has determined that having more than three decades of relevant executive management experience enables Mr. Anderson to provide critical insights on strategic issues facing the Company.

Lawrence E. Hyatt.  Mr. Hyatt, age 62, has served as a director since 2006, and is Chairman of the Audit Committee and a member of the Compensation Committee and the Nominating and Corporate Governance Committee.  Mr. Hyatt served as the Senior Vice President and Chief Financial Officer of Cracker Barrel Old Country Store, Inc., a restaurant and retail company, from January 2011 until his retirement in June 2016.  From 2004 through 2010, Mr. Hyatt served as the Chief Financial Officer, Secretary and Treasurer of O’Charley’s Inc., a multi-concept restaurant company.  He also served as Interim Chief Executive Officer of O’Charley’s Inc. from February 2009 through June 2009.  Mr. Hyatt served as the Executive Vice President and Chief Financial Officer of Cole National Corporation, a specialty retailer, from 2002 to 2004, as Chief Financial and Restructuring Officer of PSINet Inc., an internet service provider, from 2000 to 2002, as Chief Financial Officer of HMS Host Corporation, a subsidiary of Autogrill S.p.A., from 1999 to 2000, and as Chief Financial Officer of Sodexho Marriott Services, Inc. and its predecessor company from 1989 to 1999.  Mr. Hyatt received his bachelor’s degree from Williams College, magna cum laude and Phi Beta Kappa, and his Master of Business Administration, with distinction, from Harvard University Graduate School of Business.

In determining that Mr. Hyatt should continue serving as one of our directors, our board of directors considered in particular his experience as a public company CFO which affords him with a superior understanding of the complex financial issues and compliance requirements facing public companies.  Mr. Hyatt has advised companies in a range of sectors and has particular knowledge of the retail industry from his senior executive roles at Cracker Barrel and Cole National Corporation.  Mr. Hyatt’s proven business acumen allows him to bring an important perspective to the board.  Our board of directors considered these attributes as well as his past performance during the time he has served as a director of Citi Trends.  His financial background is such that he is considered to be an “audit committee financial expert” as defined by the rules of the SEC and, as a result, our board of directors named him Chairman of the Audit Committee.

Continuing Class II Directors with terms expiring in 2019.

Brian P. Carney.  Mr. Carney, age 56, has served as a director since 2007, and is Chairman of the Compensation Committee and a member of the Audit Committee and the Nominating and Corporate Governance Committee.  Mr. Carney currently serves as Executive Vice President and Chief Financial Officer of BI-LO Holding, LLC, a grocery retailer, a position he has held since 2005.  Prior to that time, Mr. Carney served as Executive Vice President and Chief Financial Officer of Jo-Ann Stores, Inc., a specialty retailer, from 1997 to 2005, as Senior Vice President of Finance of Revco, D.S., Inc., a drug store retailer, from 1989 to 1997, and as an Audit Manager with Arthur Andersen & Co., a public accounting firm, from 1982 to 1989.

On March 23, 2009, BI-LO Holding, LLC filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code.  BI-LO Holding, LLC emerged from Chapter 11 through a plan of reorganization on May 12, 2010.

In determining that Mr. Carney should serve as one of our directors, our board considered in particular his financial, accounting and audit experience with publicly reporting retail companies and a public accounting firm, as well as his performance as a member of the board of directors of Citi Trends.  His financial background is such that he is considered to be an “audit committee financial expert” as defined by the rules of the SEC.

John S. Lupo.  Mr. Lupo, age 70, has served as a director since 2003, and is the lead independent director, as well as a member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.  Mr. Lupo was a principal in the consulting firm, Renaissance Partners, LLC, from 2000 through 2008.  From 1998 through 1999, Mr. Lupo served as Executive Vice President of Basset Furniture. From 1996 until 1998, Mr. Lupo served as the Chief Operating Officer of the International Division of Wal-Mart Stores Inc., and from 1990 until 1996, Mr. Lupo served as Senior Vice President and General Merchandise Manager of Wal-Mart Stores, Inc.  Mr. Lupo also served as a director of Cobra Electronics Corporation from 2007 to 2014, as a director of AB Electrolux from 2007 to 2012 and as a director of Spectrum Brands Inc. (formerly Rayovac Corporation) from 1998 to 2009.

In determining that Mr. Lupo should serve as one of our directors, our board considered in particular his extensive retail merchandising and operational experience with Wal-Mart Stores, Inc. and as a consultant with Renaissance Partners, LLC, as well as his performance as a member of the board of directors of Citi Trends.

Continuing Class I Directors with terms expiring in 2018.

Laurens M. Goff.  Mr. Goff, age 44, has served as a director since November 2013, and is Chairman of the Nominating and Corporate Governance Committee and a member of the Audit Committee and the Compensation Committee.  Mr. Goff is a co-founder and Managing Partner of Stone-Goff Partners, a private equity firm founded in 2010 that is focused on investing in private companies in the lower middle market.  Prior to that, he was Managing Partner of Goff Management, a predecessor firm, which he founded in 2007.  Mr. Goff began his career in the investment banking division of Furman Selz LLC.  He subsequently joined Hampshire Equity Partners, a middle market buyout firm, where he spent over eight years sourcing, executing and managing private equity investments, including Citi Trends prior to its initial public offering in 2005.

In determining that Mr. Goff should serve as one of our directors, our board considered in particular his business and financial experience described above, as well as his knowledge of Citi Trends attained from serving as a director over the past three years and through his role at Hampshire where Citi Trends was a portfolio holding prior to the Company’s initial public offering.

Board Risk Oversight

Our management team is responsible for identifying, assessing and managing our exposure to risk, while our board of directors is responsible for providing oversight of risk management.  The oversight role performed by our board and its committees includes, among other things, the following:

•                  Review of risks associated with our long-term strategic plan and annual budgets;

•                  Meetings with various members of management regarding initiatives being undertaken in their respective areas, including, among others, merchandising, real estate, finance, human resources and information services;

•                  Private meetings with our independent registered public accounting firm, our Chief Financial Officer, and our Director of Internal Audit and Loss Prevention;

•                  Performance of a comprehensive risk assessment, including those significant risk factors discussed in Item 1A of our Annual Report on Form 10-K;

•                  Review and approval of our Investment Policy; and

•                  Review of legal matters.

Our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee each have responsibility for addressing risks inherent within their areas of oversight.  In accordance with its charter, the Audit Committee is responsible for assisting the board with its oversight of our overall risk management profile and our financial reporting risks.  The Compensation Committee’s responsibilities related to risk include ensuring that compensation policies have a fair balance of risk and reward.  The Nominating and Corporate Governance Committee’s primary risk-related responsibilities deal with the development and recommendation of appropriate corporate governance guidelines and oversight to ensure compliance with such guidelines.  Each of the committee chairs regularly reports to the board regarding significant issues addressed.

Risk and Employee Compensation

We believe that Citi Trends’ compensation policies do not create risks that are reasonably likely to have a material adverse effect on the Company.  Instead, we believe that our compensation structure encourages a fair balance of risk and reward.  The process undertaken by the board of directors to determine that the compensation policies do not create unnecessary risk includes detailed reviews of the assumptions used in the budget on which annual cash incentives are based.  In addition, the board of directors participates in the strategic planning process to ensure that the goals and planned strategies to achieve such goals are aligned between management and the board.  As a retail company operating only one store concept, we are not subject to many of the issues that cause employees in other industries to take excessive and unnecessary risks in order to maximize their compensation.  We believe that the components of our employee-wide compensation program are consistent in form with similar companies.  Also, the performance targets for our named executive officers are at the consolidated company level, not at individual division or subsidiary levels, and there is a balance between annual cash incentive compensation and long-term equity incentives to enhance the likelihood that management will not make decisions in the short-term to earn cash incentives at the risk of achieving long-term success.

Board of Directors Committees

The board of directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each comprised solely of the independent members of our board of directors, Messrs. Carney, Goff, Hyatt and Lupo and Ms. Levy.

Audit Committee

The Audit Committee, currently consisting of all five of the Company’s independent directors, reviews our internal accounting procedures and consults with and reviews the services provided by our independent registered public accounting firm. The current members of the Audit Committee satisfy NASDAQ’s audit committee member independence requirements. Mr. Hyatt is the Chairman of the Audit Committee.  The board of directors has determined that Mr. Hyatt and Mr. Carney are “audit committee financial experts” as defined by the rules of the SEC.  During fiscal 2016, the Audit Committee met 9 times.

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Audit Committee oversees the Company’s accounting and financial reporting processes, both internal and external, and audits of the Company’s financial statements, on behalf of the board of directors.  The principal duties and responsibilities of the Audit Committee, among other things, are to:

•                  have direct responsibility for the appointment, selection, compensation, retention, replacement and oversight of the work of our independent registered public accounting firm, including prescribing what services are allowable and approving in advance all services provided by them;

•                  discuss with the internal auditors and the independent registered public accounting firm the overall scope and plans for their respective audits and the results of their respective audits;

•                  review our annual audited financial statements and quarterly unaudited financial statements, and discuss the statements with management and the independent registered public accounting firm and review our earnings press releases, as well as financial information and earnings guidance, if any, provided to analysts and rating agencies;

•                  review and discuss with management, the internal auditors and the independent registered public accounting firm the adequacy and effectiveness of our internal controls, including our ability to monitor and manage business risk, legal and ethical compliance programs and financial reporting;

•                  review and approve all related party transactions consistent with the rules applied to companies listed on The NASDAQ Stock Market; and

•                  establish procedures regarding complaints received by us or our employees regarding accounting, accounting controls or auditing matters.

The Audit Committee is required to report regularly to our board of directors to discuss any issues that arise with respect to the quality or integrity of our financial statements, our compliance with legal or regulatory requirements, the performance and independence of our independent registered public accounting firm, or the performance of the internal audit function. The Audit Committee’s work is guided by a written charter which has been approved and adopted by the board of directors. A copy of the current Audit Committee charter is available on the Company’s website located at http://www.cititrends.com. The information set forth on this website should not be deemed filed with, and is not incorporated by reference into, this proxy statement or any of the Company’s other filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically so provides.

Compensation Committee

The Compensation Committee, currently consisting of all five of the Company’s independent directors, reviews and determines the compensation and benefits of the Company’s executive officers and administers our incentive and equity-based compensation plans. The current members of the Compensation Committee satisfy NASDAQ’s compensation committee member independence requirements.  Mr. Carney is the Chairman of the Compensation Committee. The Compensation Committee has adopted a written charter, a copy of which is available on the “Investor Relations” section of the Company’s website at http://www.cititrends.com.  During fiscal 2016, the Compensation Committee met 6 times.  The principal duties and responsibilities of the Compensation Committee, among other things, are to:

•                  review and approve corporate goals and objectives relevant to our CEO’s compensation, evaluate the CEO’s performance in light of these goals and objectives, and determine and approve the CEO’s compensation based on such evaluation;

•                  make recommendations to our board of directors regarding compensation for our other executive officers, including the salaries and awards under our incentive compensation plans and equity-based plans;

•                  review and administer the Company’s incentive and equity-based compensation plans;

•                  review and make recommendations to our board of directors concerning compensation arrangements for non-employee members of our board of directors;

•                  oversee, in consultation with management, regulatory compliance with respect to compensation matters;

•                  review the Company’s overall compensation systems and determine whether any incentive compensation arrangements encourage excessive risk-taking;

•                  review and approve any severance or similar termination payments proposed or made to any of our current or former executive officers; and

•                  review and approve any employment contracts or other contractual arrangements resulting in any payment to any employee of the Company proposed to be made as a result of a change in control of the Company.

The Compensation Committee has the discretion to delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee.  In addition, the Compensation Committee has delegated limited authority to a committee consisting of our CEO to grant awards under the 2012 Incentive Plan to non-executive employees of the Company. The Compensation Committee has the authority and resources to engage compensation consultants and legal, accounting or other advisors to provide the committee with advice and information in connection with carrying out its responsibilities.  The Compensation Committee has engaged Korn Ferry Hay Group (“Hay Group” or the “Compensation Consultant”) to provide advice on the Company’s executive and director compensation practices.

See “Compensation Discussion and Analysis” elsewhere in this proxy statement for a discussion of the role of the Compensation Consultant and executive officers in the compensation process and further discussion of the processes and procedures of the Compensation Committee.  See also “Compensation Committee Report” elsewhere in this proxy statement.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of all five of the Company’s independent directors.  Mr. Goff is the Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has adopted a written charter, a copy of which is available on the “Investor Relations” section of the Company’s website at

http://www.cititrends.com.  During fiscal 2016, the Nominating and Corporate Governance Committee met 6 times.  The principal duties and responsibilities of the Nominating and Corporate Governance Committee, among other things, are to:

•                  review the composition of our board of directors and committee structure and evaluate the performance of the board, its directors and its committees;

•                  identify individuals qualified to become board members, consistent with criteria approved by our board of directors;

•                  select and recommend individuals as nominees to serve as directors at annual meetings of our stockholders and nominate individuals to fill any vacancies;

•                  develop and recommend to our board of directors a set of corporate governance principles applicable to us and periodically review and assess such corporate governance principles; and

•                  review the institutional and other affiliations of our board members and nominees for directors for any potential conflicts of interest and make recommendations to our board of directors with respect to the determination of director independence.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics applicable to our directors, executive officers (including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions) and employees in accordance with the rules of The NASDAQ Stock Market and the SEC. Our Code of Business Conduct and Ethics is designed to deter wrongdoing and to promote:

•                  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest;

•                  full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the SEC and in all other public communications;

•                  compliance with applicable laws, rules and regulations, including insider trading compliance; and

•                  accountability for adherence to the code and prompt internal reporting of violations of the code, including illegal or unethical behavior regarding accounting or auditing practices.

The Code of Business Conduct and Ethics is available on our corporate website at http://www.cititrends.com. In the event of any amendment or waiver of our Code of Business Conduct and Ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, such amendment or waiver will be posted on our website.  Our directors, executive officers and employees are required to affirm annually their compliance with the Code of Business Conduct and Ethics.

Governance Highlights

•                  Majority Independent Directors

•                  Independent Lead Director of the Board

•                  Separate Chairman of the Board of Directors and Chief Executive Officer since March 2015

•                  Each director serving in 2016 attended at least 75% of the aggregate number of Board and applicable Committee meetings held in 2016 when he or she was a director

•                  Diverse Board in terms of background, professional experience and skills

•                  Independent directors of the Board meet in executive session without management present

•                  Audit, Compensation and Nominating and Corporate Governance Committees are composed entirely of independent directors

•                  Stock Ownership Guidelines for Directors and Executive Officers

•                  Risk Oversight by full Board and Committees

•                  Company Policy against hedging, short-selling and pledging by Directors, Officers and Employees

•                  Directors, Executive Officers and Employees are required to affirm their compliance with the Code of Business Conduct and Ethics annually

•                  Annual Board and Committee self-evaluations

Stock Ownership Guidelines for Directors and Executives

In order to align the financial interests of our directors and certain executive officers with the long-term interests of our stockholders, we have Stock Ownership Guidelines (the “Guidelines”).  Under the current Guidelines, as amended in March 2017, each of our non-employee directors is expected to retain all of his or her shares of common stock (except for shares withheld to pay withholding taxes) until they attain stock ownership with a fair market value equal to at least three times the annual base cash retainer paid to directors (excluding committee and attendance fees).

Bruce D. Smith, our Acting Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, is similarly expected to retain shares of common stock equal to three times his annual base salary.  Shares of common stock owned directly or indirectly count toward meeting the Guidelines; however, shares of unvested time-based restricted stock and unearned performance-based restricted shares do not count.

As of January 28, 2017, each of our non-employee directors, with the exception of Mr. Goff, who joined the board of directors in November 2013, and Ms. Levy, who joined the board of directors in August 2016, owned shares with a fair market value in excess of the Guidelines’ requirements and are, therefore, in compliance with the Guidelines.  Neither Mr. Goff nor Ms. Levy has disposed of any shares of common stock since joining the board of directors, therefore, they are also in compliance with the Guidelines.  Mr. Smith has not yet accumulated enough shares of common stock under the requirements; however, he has not disposed of any shares of common stock (other than shares withheld to pay withholding taxes) since becoming Chief Financial Officer, therefore, he is also in compliance with the Guidelines.

Compensation Committee Interlocks and Insider Participation

No current member of the Compensation Committee serves or has ever served as one of our executive officers or employees. None of our executive officers serves or has ever served as a member of the board of directors or the compensation committee of any entity that has one or more executive officers serving on our board of directors or our Compensation Committee.

Attendance of Directors

During fiscal 2016, the board of directors held 12 meetings. Each director attended at least 75% of the aggregate of the total number of meetings held by the board of directors and the total number of meetings held by all committees of the board of directors on which he or she served, which meetings were held when he or she was a director.

Policies Relating to our Board of Directors

Nomination and Selection of Directors

The Nominating and Corporate Governance Committee identifies and evaluates potential director candidates in a variety of ways. Recommendations may come from current members of our board of directors, professional search firms, members of management, stockholders or other persons. In assessing the qualifications of potential nominees, the Nominating and Corporate Governance Committee may rely on personal interviews or discussions with the candidate and others familiar with the candidate’s professional background, on third-party background and reference checks and on such other due diligence information as reasonably available. The Nominating and Corporate Governance Committee must be satisfied that the candidate possesses the highest professional and personal ethics and values and has broad experience at the policy-making level in business before it would recommend a candidate as a nominee to our board of directors, and the nominee must meet the following minimum qualifications:

•                  demonstrates personal integrity and moral character;

•                  shows a willingness to apply sound and independent business judgment for the long-term interests of stockholders of the Company;

•                  possesses relevant business or professional experience, technical expertise or specialized skills;

•                  exhibits personality traits and background that appear to fit with those of the other directors to produce a collegial and cooperative board responsive to the Company’s needs; and

•                  maintains the ability to commit sufficient time to effectively carry out the substantial duties of a director.

Neither the board nor the Nominating and Corporate Governance Committee has a formal diversity policy with regard to the consideration of diversity in identifying director candidates; however, our Corporate Governance Guidelines state that the committee will review candidates’ experience, integrity, competence, diversity, skills, and dedication in the context of the needs of the board.  Accordingly, in connection with its evaluation of each candidate, the committee takes into account how all of these factors pertaining to a candidate may complement or supplement those skills of other board members.  This helps to explain how our board, consisting of six members, represents such a wide range of experiences, including executive, financial, merchandising, retail operations and distribution.

The Nominating and Corporate Governance Committee evaluates nominees submitted by stockholders in the same manner as nominees from other sources.  Stockholders may recommend nominees for consideration at the annual meeting by submitting the names and supporting information to the Secretary of the Company at: Stockholder Nominations, Citi Trends, Inc., 104 Coleman Boulevard, Savannah, Georgia 31408. Such submissions must be delivered or mailed to the Secretary not less than ninety (90) calendar days and not more than one hundred twenty (120) calendar days prior to the first anniversary of the previous year’s annual meeting. The submission should include a current resume and curriculum vitae of the candidate, a statement describing the candidate’s qualifications and contact information for personal and professional references. The submission must also include the name and address of the stockholder who is submitting the nominee, the number of shares which are owned of record or beneficially by the submitting stockholder and a description of all arrangements or understandings between the submitting stockholder and the candidate and must also comply with the requirements of the Company’s bylaws.

Communications with our Board of Directors

Stockholders and other interested parties may communicate directly with our board of directors, the non-management directors as a group or individual directors. All communications should be in writing and should be directed to the Secretary of the Company at: Stockholder Communications, Citi Trends, Inc., 104 Coleman Boulevard, Savannah, Georgia 31408. The sender should indicate in the address whether it is intended for the entire board of directors, the non-management directors as a group or an individual director. Each communication received by the Secretary will be forwarded to the intended recipients.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding attendance by directors at our annual meeting of stockholders but invite, expect and encourage all directors to attend. All of the individuals who were directors at the time of the 2016 annual meeting of stockholders attended such meeting.

Stockholder Engagement

The Company recognizes the value of the views and input of its stockholders. The Company reaches out to and engages with its stockholders on various topics, including corporate governance, compensation, performance, strategy and other matters. We believe that having regular engagement with our stockholders strengthens our relationships with stockholders and helps us to better understand stockholders’ views on our policies and practices and other matters of importance to our business.

AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company’s financial reporting process on behalf of the board of directors.  Management has primary responsibility for the financial statements, the reporting process, and maintaining an effective system of internal controls over financial reporting.  The Audit Committee has adopted a written charter, a copy of which is available on the “Investor Relations” section of the Company’s website at http://www.cititrends.com.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Annual Report on Form 10-K for the 2016 fiscal year. The Audit Committee has also discussed with KPMG LLP, the Company’s independent registered public accounting firm during the 2016 fiscal year, the matters required to be discussed by PCAOB Auditing Standard No. 1301, Communications with Audit Committees.

The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit Committee concerning independence and has discussed with KPMG LLP its independence from the Company.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2017 for filing with the SEC.

Submitted by the Audit Committee of the board of directors:

Lawrence E. Hyatt, Chairman

Brian P. Carney

Laurens M. Goff

Barbara Levy

John S. Lupo

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed the Compensation Discussion and Analysis section of this proxy statement and discussed that disclosure with management.  Based on its review and discussions with management, the committee recommended to our board of directors that the Compensation Discussion and Analysis be included in the Company’s proxy statement for the 2017 annual meeting of stockholders and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2017.

The undersigned members of the Compensation Committee have submitted this Report to the Board of Directors.

Submitted by the Compensation Committee of the board of directors:

Brian P. Carney, Chairman

Laurens M. Goff

Lawrence E. Hyatt

Barbara Levy

John S. Lupo

EXECUTIVE OFFICERS

The following table sets forth the names, ages and positions of our current executive officers.

Name	Age	Position(s)
Bruce D. Smith	58	Acting Chief Executive Officer, Chief Operating Officer and Chief Financial Officer
R. Edward Anderson	67	Executive Chairman of the Board of Directors
Ivy D. Council	60	Executive Vice President of Human Resources and Chief Compliance Officer
James A. Dunn	60	Senior Vice President of Store Operations
Charles D. Crowell	64	Senior Vice President of Supply Chain

The following sets forth selected biographical information for our executive officers who are not directors.

Bruce D. Smith. Mr. Smith has served as our Acting Chief Executive Officer since March 2017, and as our Chief Operating Officer and Chief Financial Officer since March 2015.  Mr. Smith served as our Executive Vice President and Chief Financial Officer from March 2010 to March 2015 and as our Senior Vice President and Chief Financial Officer from April 2007 to March 2010.  From 2005 to March 2007, Mr. Smith served as Executive Vice President, Chief Financial Officer and Treasurer of Hancock Fabrics, Inc. (“Hancock”), a specialty retailer of fabrics and related accessories, and served as the Senior Vice President, Chief Financial Officer and Treasurer of Hancock from 1996 until 2005.  From 1991 to 1996, Mr. Smith served as Executive Vice President and Chief Financial Officer of Fred’s, Inc.  From 1980 to 1991, Mr. Smith was a Senior Manager with Price Waterhouse (now PricewaterhouseCoopers LLP). Mr. Smith is a certified public accountant.

Ivy D. Council. Ms. Council has served as our Executive Vice President of Human Resources and Chief Compliance Officer since March 2012 and as our Senior Vice President of Human Resources since January 2007.  In 2006, Ms. Council served as Vice President of Human Resources for Baja Fresh Restaurants, a division of Wendy’s, Inc.  From 2003 to 2006, Ms. Council served as Executive Vice President of Human Resources for Pasta Pomodoro Restaurants and as a director of such entity from 2001 through 2002.  Prior to that, Ms. Council served as Senior Vice President of Human Resources for Ross Stores, Inc.

James A. Dunn. Mr. Dunn has served as our Senior Vice President of Store Operations since 2006 and as our Vice President of Store Operations since 2001. From January to April 2001, Mr. Dunn was our Director of Training and Development and from 2000 to 2001, was one of our Regional Managers. Prior to joining the Company, Mr. Dunn was a Store Manager at Staples from 1999 to 2000. Prior to that, Mr. Dunn was a Regional Manager at Dress Barn, where he supervised 77 stores and 10 district managers.

Charles D. Crowell. Mr. Crowell has served as our Senior Vice President of Supply Chain since April 2011. From 2004 to March 2011, Mr. Crowell served as Vice President, Distribution for Hecht’s, a division of May Department Stores Company, and Macy’s, Inc. upon the merger of the two companies.  Mr. Crowell served as Vice President, Distribution Services for The Home Depot from 1997 to 2002 where he was responsible for the operations of a worldwide network of 62 distribution facilities. Prior to that, Mr. Crowell served as Vice President of Transportation and Distribution for Best Products.

Each of the executive officers serves at the discretion of the board of directors and holds office until his or her successor is elected and qualified or until his or her earlier resignation or removal.  There are no family relationships among any of the directors or executive officers.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In the paragraphs that follow, we will give an overview and analysis of the material elements of our compensation program and policies, the material compensation decisions we have made under those programs and policies with respect to our named executive officers, and the material factors that we considered in making those decisions.  This information should be read in conjunction with the compensation tables, related narratives and notes contained later in this proxy statement, containing specific information about the compensation earned or paid in fiscal 2016 to the following individuals, whom we refer to as our named executive officers (positions shown are those held by the respective officers during fiscal 2016):

•                  Jason T. Mazzola, our former President and Chief Executive Officer,

•                  Bruce D. Smith, our Acting Chief Executive Officer, Chief Operating Officer and Chief Financial Officer,

•                  Ivy D. Council, our Executive Vice President of Human Resources and Chief Compliance Officer,

•                  James A. Dunn, our Senior Vice President of Store Operations, and

•                  Charles D. Crowell, our Senior Vice President of Supply Chain.

The discussion below is intended to help you understand the detailed information provided in the compensation tables and put that information into context within our overall compensation program.

Summary of Fiscal 2016

Following a slow start to 2016, the Company was able to build positive momentum as the year progressed, culminating in a strong fourth quarter.  After the first quarter, negative comparable store sales progressively narrowed throughout fiscal 2016 and turned solidly positive in the final three months, increasing 3.4% for the quarter and resulting in an overall decline of just 0.4% for the year.  Total sales increased 1.7% to $695.2 million on the strength of new store openings.  Nevertheless, net income for the year declined 14% to $13.3 million, or $0.91 per diluted share, due to a 60 basis points increase in cost of sales as a percentage of sales and 40 basis points of expense deleverage resulting from the decrease in comparable store sales.  Our compensation program is designed to align the interests of management and stockholders and to link Company performance with executive pay, such that the Company’s achievement of challenging financial goals results in payment of annual incentives to our executive officers. Conversely, when the Company does not achieve its financial goals, our executives do not get rewarded.  Specifically, as discussed in the “Annual Cash Incentives” section below, we attained 77.2% of our Adjusted EBITDA target, resulting in zero cash incentives being paid to our named executive officers.

Our Pay Governance Reflects Best Practices

We believe the following compensation and pay governance practices reflect a “best practices” approach to pay governance and are integral parts of the Company’s compensation philosophy:

Our Executive Compensation Practices (What We Do):

•                  Stock ownership guidelines have been adopted for the Company’s Chief Executive Officer, Chief Financial Officer and directors.

•                  A compensation clawback policy is applicable to the Company’s executive officers.

•                  A significant portion of named executive officer compensation is performance-based.

•                  The Compensation Committee reviews “tally sheets” to understand total compensation calculations in connection with making compensation decisions.

•                  Change in control benefits, including the acceleration of equity awards, are “double-trigger” benefits, which require both a change in control and a qualifying termination within a specified period following the change in control.

Executive Compensation Practices Not Implemented (What We Don’t Do):

•                  No excise tax gross-ups are provided.

•                  Executive officers and directors, through the Company’s anti-hedging policy, are not permitted to engage in certain transactions such as puts, calls or other derivatives relating to the Company’s securities.

•                  We have never repriced underwater stock options.

•                  We do not pay dividends on unvested stock awards.

Consideration of Last Year’s Advisory Stockholder Vote on Executive Compensation

At the annual meeting of stockholders held on May 25, 2016, over 99% of the shares cast were voted to approve the compensation of the Company’s named executive officers for 2015, as discussed and disclosed in the 2016 proxy statement.  This is consistent with a pattern of high stockholder approval of our executive compensation program, as over 98% of the shares cast at each of our three most recent annual meetings were voted to approve the compensation of our named executive officers.

Our board of directors and the Compensation Committee appreciate and value the views of our stockholders, and regularly solicit their input on matters such as compensation, board composition, and other more general governance topics.  In considering the results of the consistently high advisory votes on executive compensation, the Compensation Committee concluded that the compensation paid to our named executive officers and the Company’s overall pay practices enjoy strong stockholder support.

In light of the very strong stockholder support of the compensation paid to our named executive officers evidenced by the results of this advisory vote, the Compensation Committee decided to retain our general approach to executive compensation and did not make significant changes to our executive compensation programs for 2017.  Going forward, future advisory votes on executive compensation, and direct communication with our shareholders on the subject, will serve as an additional tool to guide the Committee in evaluating the alignment of the Company’s executive compensation programs with the interests of the Company and its stockholders.

Objective of Our Compensation Program

In order to maintain a critical advantage in our competitive marketplace, we believe our compensation program should be designed to provide market-competitive compensation and benefits that will enable us to attract and retain a talented, diverse workforce dedicated to the long-term success of the Company.   In furtherance of those goals, our compensation program is designed to:

•                  enable the Company to attract, retain and motivate a team of high quality executives who will create long-term stockholder value;

•                  create opportunities to participate in the ownership of the Company and to share in the value the executives help create, both directly and through managing those that report to them; and

•                  provide rewards that are proportional to each executive’s contribution to our success by including an individual component as well as an overall corporate performance component.

Our compensation philosophy emphasizes each individual’s responsibility for high achievement and provides a strong link between pay and performance on both an individual and Company level.  Our management team and the Compensation Committee will continue to develop and refine our compensation philosophy, program and practices over time, with the goal of maximizing stockholder value.

How We Determine and Assess Executive Compensation

Role of the Compensation Committee and Executive Officers

The Compensation Committee plays an integral role in the strategic direction and administration of the compensation structure of the Company.  The Compensation Committee and our CEO work together to ensure that the compensation paid to our named executive officers is in line with our compensation philosophy and furthers our long-term goals.

Our CEO recommends to the Compensation Committee base salary, target annual cash incentive amounts and formulas, and long-term equity incentive grants for our executive officers (other than himself), after forming qualitative judgments regarding individual performance within each executive’s areas of direct responsibility, as well as how such performance serves the entire Company, and after having discussions with the Compensation Committee and other members of management regarding appropriate levels of compensation. The Compensation Committee reviews such recommendations and determines whether, in light of our compensation philosophy, the recommended compensation levels are appropriate. This determination includes consideration of recommendations by the Compensation Consultant as described below. Upon such determination, the Compensation Committee formally approves the compensation levels for recommendation to the board of directors.  Our CEO is not involved with any aspect of determining his own compensation.  The

Compensation Committee independently sets the CEO’s total compensation package, taking into account the same factors as for the other executive officers.

Compensation Consultant

The Compensation Committee has the authority to directly engage outside compensation consultants and other experts to assist in fulfilling its duties.  As discussed in further detail in the following section, the Compensation Committee engaged Hay Group (the “Compensation Consultant”) in 2016 to provide an analysis of the Company’s compensation practices and to provide the Compensation Committee with survey data and an update on current compensation trends.  The Compensation Committee has assessed the independence of the Compensation Consultant against specific criteria under applicable SEC and NASDAQ rules and concluded that no conflict of interest exists that would prevent Hay Group from independently representing the Compensation Committee.  The Compensation Consultant does not have any relationship or arrangement with the Company other than their engagement as a consultant to the Compensation Committee.

Market Data

Periodically, the Compensation Committee reviews the compensation practices of a group of public companies selected from an industry peer group comprised primarily of specialty apparel retailers that are similar in size to the Company.  The peer group used by the Compensation Consultant in the 2016 peer group analysis consisted of the apparel retailers indicated below.  The Compensation Committee believes that the companies comprising this peer group represent appropriate comparisons due to the similarity in business and financial characteristics.  They are all either direct or tangential business competitors or geographically situated and similarly sized such that we consider them to be competitors for recruitment and retention purposes.

Boot Barn Holdings, Inc.	Gordmans Stores, Inc.
The Buckle Inc.	Hibbett Sports, Inc.
The Cato Corporation	New York & Company, Inc.
Christopher & Banks Corporation	Shoe Carnival, Inc.
Destination Maternity Corporation	Stage Stores, Inc.
Destination XL Group, Inc.	Stein Mart, Inc.
Five Below, Inc.	Tilly’s, Inc.
Francesca’s Holdings Corporation	Zumiez Inc.

The Compensation Committee also reviewed compensation information provided by the Compensation Consultant in 2016 from a survey of more than 125 retail companies, including five of the companies in our peer group. The Compensation Committee found in 2016 that for executive officers other than our Chief Executive Officer and Chief Financial Officer, the retail companies survey provided better, more comparable, data than the more limited peer group analysis. The Compensation Consultant’s analysis focused on the following areas of compensation:

•                  base salary,

•                  annual cash incentives,

•                  total cash compensation (the sum of base salary and annual cash incentives),

•                  long-term equity incentives (a variable incentive vesting over a multi-year period), and

•                  total direct compensation (the sum of total cash compensation and long-term equity incentives).

We do not strive to set our executive officers’ targeted total direct compensation at a specific level relative to the median reflected in the Compensation Consultant’s peer group study or retail company survey.  Instead, the data is used as a guide and is combined with the experience and judgment of the Compensation Committee’s members to determine the reasonableness of total direct compensation appropriate for each individual within the context of the Company’s performance.  The 2016 analysis by the Compensation Consultant indicated that total direct compensation at target levels for the majority of our executive officers was at or below median in relation to the peer group or retail survey, as applicable.

The allocation of our executive officers’ total direct compensation among base salary, annual cash incentives and long-term equity incentives is based on the Compensation Committee’s judgment, taking into consideration market practices reflected in previous and current peer group and retail surveys, together with a goal of providing a fair balance of risk and reward through an allocation that includes a reasonable mix of both fixed and variable components.

Elements of our Compensation Program

Our executive officer compensation program consists of the following elements: base salary, annual cash incentives, long-term equity incentives, and certain other benefits.

Base Salary

Base salaries fulfill the fixed portion of our compensation program.  Base salaries are set annually by the Compensation Committee based on a variety of factors, including peer group information, a qualitative review of the executive’s performance and contributions to the Company during the year and over a number of years, the oversight and direct managerial skills of our executives, and changes in responsibilities, if any.  After considering these factors, the Compensation Committee approved adjustments to certain of our named executive officers’ base salaries in March 2016 as shown below:

Name and Principal Position during	Fiscal 2015	Fiscal 2016
fiscal 2016	Base Salary Rate	Base Salary Rate	% Change

Jason T. Mazzola	$500,000	$510,000	2.0%
President and Chief Executive Officer

Bruce D. Smith	$450,000	$460,000	2.2%
Chief Operating Officer and Chief Financial Officer

Ivy D. Council	$306,000	$311,000	1.6%
Executive Vice President of Human Resources and Chief Compliance Officer

James A. Dunn	$284,000	$289,000	1.8%
Senior Vice President of Store Operations

Charles D. Crowell	$266,000	$271,000	1.9%
Senior Vice President of Supply Chain

Annual Cash Incentives

We measure our overall financial performance based on a number of financial metrics, of which the most important are (1) earnings before interest, taxes, depreciation and amortization (“EBITDA”) and (2) Adjusted EBITDA, which is comprised of EBITDA, as adjusted for asset impairment expense, a non-cash charge similar in certain respects to depreciation, and certain other unusual or one-time items.  The Company’s performance in these areas allows us to evaluate the Company’s success and operational performance in any given year.  The Company’s success and performance impacts our compensation decisions with respect to our executive officers.  We believe that linking our annual cash incentives to these financial metrics, while providing long-term equity incentives that are earned based on stock price appreciation (as described below), provide an effective and balanced approach to executive compensation that is aligned with the interests of our stockholders.

Our annual cash incentive program provides our executive officers with an opportunity to earn cash awards based on the achievement of our budgeted goal for Adjusted EBITDA. Due to the importance of this financial metric to the annual and long-term success of the Company, we strive to make the achievement of this goal each year to be a meaningful challenge to our executive officers. The budgeted Adjusted EBITDA that represents our goal considers many key operating and financial factors, including the following:

•                  Store selling square footage;

•                  Comparable store sales;

•                  Average sales per store;

•                  Gross margin;

•                  Store and distribution operating expenses as a percentage of sales; and

•                  Corporate expenses.

Our CEO recommends a target award (as a percentage of base salary) for each executive officer (other than himself) based on the executive’s position within the Company and consideration of data provided by the Compensation Consultant and, together with the

Compensation Committee, determines the appropriate target award for each executive.  For fiscal 2016, each executive officer’s target award (as a percentage of base salary) was as follows:

Name	Target Award
Mr. Mazzola	100%
Mr. Smith	80%
Ms. Council	65%
Mr. Dunn	50%
Mr. Crowell	50%

The annual cash incentive program is directly linked to our budgeted goals, such that if the Company achieves 100% of its budgeted Adjusted EBITDA, it is expected that the executive officers would receive 100% of their target award.  Items such as unplanned and significant costs related to litigation, claim judgments or settlements are excluded from both the budgeted and actual amounts used in the calculation of the Adjusted EBITDA.  Since the calculation of cash incentives is based on performance versus budget, the exclusion of items such as these ensures that the inability to accurately budget such items does not positively or negatively influence cash incentives. In addition, these unplanned items are typically outside of the control of the Company and we don’t believe that our executives should be impacted by their occurrence.

There is a scale in place that dictates payment of annual cash incentives in the event that actual Adjusted EBITDA as a percentage of budgeted Adjusted EBITDA is between the threshold and maximum levels of the scale.  For 2016, if actual EBITDA was equal to 90% of budget (threshold), then 50% of the target award was to be paid, while if it was equal to or greater than 140% of budget (maximum), then 200% of the target award was to be paid.

The graph below reflects the various potential payout levels at different levels of performance:

In 2016, the budgeted Adjusted EBITDA was $47,076,000, representing a 10.0% increase over 2015’s actual Adjusted EBITDA.  There were no adjustments to budgeted EBITDA in 2016, resulting in a performance target for incentive purposes of $47,076,000.  Actual

Adjusted EBITDA for fiscal 2016 was $36,342,000.  There were no adjustments to actual EBITDA in 2016 resulting in actual performance for incentive purposes of $36,342,000, or 77.2% of the performance target.

As prescribed by the scale, achieving 77.2% of the performance target resulted in cash incentives equal to 0% of the target award being payable to the executive officers.  The Compensation Committee believes it is imperative to structure our compensation program such that our executives are held accountable (or, as it may be, rewarded) for annual performance relative to the Company’s goals, and they believe that paying zero cash bonuses in years when the Company does not meet certain minimum thresholds accomplishes this.  Thus, if the Company has a good year, so do the executives, and if performance is below the Company’s target, then the executives are not rewarded, as was the case in 2016.  This is the epitome of a pay-for-performance linkage.

Actual awards earned in each of the past three years by our named executive officers are shown in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table elsewhere in this proxy statement.

Long-Term Equity Incentives

Long-term equity incentive compensation awards are designed to encourage the creation of long-term value for our stockholders by increasing the retention of qualified key employees and aligning the interests of executive officers with our stockholders through the officers’ ownership of equity in the Company.

The dollar value of each equity grant is within the discretion of the Compensation Committee and is based on recommendations made by our CEO (with respect to executives other than himself), which take into account the executive’s past performance, the executive’s position within the Company, and an evaluation of other elements of compensation provided to the executive officer.  The Compensation Committee also considers studies performed by the Compensation Consultant to determine the appropriate size of the equity-based awards.

We believe that grants of restricted stock and restricted stock units provide strong incentives for the creation of long-term stockholder value and provide significant retention value for the executives.  In 2016, Mr. Mazzola and Mr. Smith received long-term equity incentives with a total grant date value equal to 100% and 80% of base pay, respectively, split equally between restricted shares that vest over three years based on continued future employment with the Company and restricted stock units that vest in increments of 25% each if the Company’s stock price reaches $20.75; $23.50; $26.25; and $29.00 for twenty consecutive trading days at any time during the three years after the grant date.  Mr. Mazzola forfeited these awards prior to vesting when he resigned on March 20, 2017.  The Compensation Committee felt it important to focus these two corporate leaders on driving market performance of the Company as they oversee all areas of the Company and thus are held accountable for the overall performance of the Company, and they communicate directly with market participants and therefore are held accountable for how well the success of the Company translates into market value.

The long-term incentive grants to Ms. Council and Messrs. Dunn and Crowell consisted of time-based restricted shares that vest over three years based on continued future employment with the Company with grant date values determined as a percentage of base pay, equal to 65% for Ms. Council (executive vice president) and 50% for Messrs. Dunn and Crowell (senior vice presidents).  As previously discussed, the grant levels were determined as one of several components designed to achieve the desired total direct compensation; however, they were not set to be at any specific level within our peer group. The vesting period for the 2016 time-based grants was set as three equal installments on the first three anniversaries of the grant date.  The vesting periods were determined based on consideration of peer group practices and discussions with the Compensation Consultant.

For more information regarding these long-term incentives granted to our named executive officers in fiscal 2016, please see “Grants of Plan-Based Awards Table for Fiscal Year 2016” and “Outstanding Equity Awards at 2016 Fiscal Year-End Table” and the related footnotes elsewhere in this proxy statement.

Other Benefits

Retirement.  We maintain the Citi Trends, Inc. 401(k) Profit Sharing Plan, a tax-qualified, defined contribution employee benefit plan in which a substantial majority of our employees, including the named executive officers, are eligible to participate.  We match 50% of employee contributions to the plan, up to a maximum of 4% of an employee’s total calendar year compensation (subject to IRS limits).

Perquisites.  During fiscal 2016, the Company provided Mr. Mazzola with reimbursements of commuting expenses to the Company’s buying offices in New York, New York from his home near Boston, Massachusetts and the cost of his apartment rental in New York.  The Company also provided Mr. Dunn with the use of a Company car.  Each executive officer also received life/long-term disability insurance coverage.  We did not provide any other special benefits or perquisites to our executive officers.  We believe these perquisites are reasonable in light of peer group practices.  We provide health and welfare benefits to our executive officers on the same basis as we provide to all of our salaried employees.

Employment Agreements and Severance Agreements.  We have entered into severance agreements with all of our named executive officers, which provide severance benefits in the event their employment is terminated by the Company without Cause (as defined in the severance agreement) or in connection with a Change in Control (as defined in the severance agreement) of the Company.  Each severance agreement provides that if the Company terminates an executive’s employment without Cause or if the executive terminates his or her employment within twelve months of a Change in Control, provided that within such period the executive’s job duties have been materially diminished or compensation has been materially decreased, the Company will provide the executive with separation payments of twelve months base salary. The Company provides these involuntary termination severance benefits to protect individuals from events outside their control and to offer compensation packages similar to those commonly found in our market for competing executive talent. Furthermore, the Company provides these benefits to protect the Company against disruption in the event of a change in control. We believe that these severance agreements serve as an important retention element of the compensation package provided to these officers and acts to mitigate self-serving behavior during a potential Change in Control by providing a safety net to our executives in the event the employment relationship is severed.  The potential severance benefits payable to our named executive officers are described in “Potential Payments upon Termination or Change in Control” elsewhere in this proxy statement.

Equity Grant Practices

The Company has a practice of generally making equity awards on pre-established dates.  Annual equity awards are presented to the Compensation Committee for approval at a regularly scheduled Compensation Committee meeting, usually held in March of each year.  Equity awards are also given to employees throughout the year as they are hired or promoted into positions eligible for those awards. We make decisions on equity grants based solely on our compensation and retention objectives and our established measurements of the value of these awards.  The Company makes an effort to issue the annual grants each March after the Company’s fourth quarter earnings release, in order to allow time for the release to be disseminated to the investment community.

Stock Ownership Guidelines

As described above under “Stock Ownership Guidelines for Directors and Executives” in “Board of Directors and Committees of the Board of Directors,” certain of our executives are expected to retain all shares of common stock (except for shares withheld to pay withholding taxes) until such point that the owned stock has a fair market value equal to at least three times annual base salary.

Compensation Recoupment (“Clawback”) Policy

In November 2014, our board of directors adopted the Citi Trends, Inc. Compensation Recoupment Policy (the “Clawback Policy”).  Pursuant to the Clawback Policy, in the event of a restatement of the Company’s financial results as a result of material non-compliance with financial reporting requirements, the Compensation Committee will review the incentive compensation, including equity awards and non-equity incentive compensation, that the Company’s executive officers received or realized based on the erroneous financial results reported by the Company (“covered compensation”). If any covered compensation would have been lower had the covered compensation been calculated based on the Company’s restated financial results, the Compensation Committee will, as and to the extent it deems appropriate and as permitted by applicable law, recoup any portion of covered compensation paid to certain executives in excess of what would have been paid based on the restated financial results. The Compensation Committee shall seek recovery from any executive officer whose misconduct is determined by the Compensation Committee to have caused or contributed to the requirement for the restatement, unless the Compensation Committee determines that the cost of recovery would exceed the amount sought to be recovered. The Clawback Policy applies to all current and former executive officers of the Company.

The Clawback Policy applies in addition to any right of recoupment against the Company’s Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002.  The policy does not apply in any situation where a restatement is not the result of material non-compliance with financial reporting requirements, such as any restatement due to a change in applicable accounting rules, standards or interpretations, a change in segment designations or the discontinuance of an operation.

Anti-Hedging Policy; Policy on Pledging

We have an insider trading policy that sets forth guidelines and restrictions applicable to transactions involving our stock by our directors, officers and employees.  Among other things, this policy prohibits our directors, officers and employees from engaging in purchases or sales of puts, calls, options or other derivative securities based on the Company’s securities.  These hedging transactions are prohibited because they would allow directors, officers and employees to continue to own the covered securities, but without the full risks and rewards of ownership.  When that occurs, their interests and the interests of the Company and its stockholders may be misaligned and may signal a message to the trading market that may not be in the best interests of the Company and its stockholders at the time it is conveyed.  The insider trading policy also prohibits directors and officers from engaging in short sales of the Company’s securities.

Our insider trading policy, which is available on our corporate website at http://www.cititrends.com, prohibits any pledging of the Company’s securities as collateral for a loan by a director or executive officer.

Tax and Accounting Considerations

The accounting treatment of compensation has been a factor in determining the type of equity awards to grant to our executive officers.  Prior to fiscal 2007, the favorable accounting treatment of stock options played an important role in the Company’s decision to use this form of equity award.  However, following the adoption of new accounting regulations requiring the recording of stock-based compensation expense, the Company reevaluated its equity grant practices, and in fiscal 2007 shifted to restricted stock as its primary form of equity award, as discussed above.

It is the Compensation Committee’s intent to maximize tax deductibility of executive compensation while retaining some discretion needed to compensate executives in a manner commensurate with performance and the competitive landscape for executive talent.  Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), places a limit of $1 million on the amount of compensation that we may deduct in any year with respect to any one of our named executive officers.  This limitation does not apply to compensation that meets the requirements under Code Section 162(m) for “qualifying performance-based” compensation.  No deductions for compensation paid during 2016 were limited under Code Section 162(m).

2016 Fiscal Year Compensation Tables

Summary Compensation Table

The following table sets forth the cash and other compensation that we paid to our named executive officers, or that was otherwise earned by our named executive officers, for their services in all capacities during fiscal years 2014, 2015 and 2016.

		Salary	Bonus	Stock Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)(2)	($)(3)	($)

Jason T. Mazzola (4)	2016	509,038	—	393,248	0	47,401	949,687
Former President and Chief Executive Officer	2015	486,538	—	442,189	575,000	50,548	1,554,275
	2014	399,423	—	260,000	520,000	56,156	1,235,579

Bruce D. Smith (5)	2016	459,039	—	283,752	0	4,612	747,403
Acting Chief Executive Officer, Chief Operating Officer and Chief Financial Officer	2015	437,750	—	318,375	414,000	4,197	1,174,322
	2014	358,481	—	233,350	466,700	4,108	1,062,639

Ivy D. Council	2016	310,519	—	202,150	0	8,619	521,288
Executive Vice President of Human Resources and Chief Compliance Officer	2015	305,539	—	198,900	228,735	5,376	738,550
	2014	297,539	—	193,700	387,400	5,287	883,926

James A. Dunn	2016	288,519	—	144,500	0	13,408	446,427
Senior Vice President of Store Operations	2015	283,596	—	142,000	163,300	12,411	601,307
	2014	276,596	—	138,500	277,000	10,923	703,019

Charles D. Crowell	2016	270,519	—	135,500	0	9,217	415,236
Senior Vice President of Supply Chain	2015	265,769	—	133,000	152,950	8,914	560,633

(1)       Reflects the grant-date fair value of restricted stock awards and restricted stock units computed in accordance with FASB ASC Topic 718.  The fair value of time-based grants of restricted stock is based on the closing price of the Company’s common stock on the date of grant, and the fair value of performance-based grants of restricted stock units is estimated using a lattice model with the following assumptions for 2016: (1) risk-free rate of return: 1.2%; (2) volatility: 37%; and (3) term: three years.  The aggregate grant date fair value of the awards to Mr. Mazzola, assuming the highest level of performance conditions will be achieved under their performance-based restricted stock units, was $510,000.  Mr. Mazzola forfeited these awards prior to vesting when he resigned on March 20, 2017.  The aggregate grant date fair value of the award to Mr. Smith, assuming the highest level of performance conditions will be achieved under his performance-based restricted stock units, is $368,000.

(2)         Reflects the value of cash incentive compensation earned under our annual cash incentive program.

(3)         All Other Compensation in 2016 for Mr. Mazzola includes reimbursements for commuting expenses and rental expenses totaling $42,697.  Mr. Dunn’s All Other Compensation in 2016 includes $8,403 related to the use of a Company car.  Additionally, 2016 All Other Compensation includes amounts for each officer related to life and long-term disability insurance coverage and amounts representing the Company’s 401(k) matching contributions.

(4)         Mr. Mazzola resigned on March 20, 2017.

(5)         Mr. Smith was promoted to Chief Operating Officer and Chief Financial Officer on March 22, 2015. Mr. Smith has also been serving as Acting Chief Executive Officer since March 23, 2017.

Grants of Plan-Based Awards Table for Fiscal Year 2016

The following table sets forth the individual grants of awards made to each of our named executive officers during fiscal year 2016.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	Grant Date Fair Value of Stock and Option Awards ($) (4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#) (2)	Maximum (#)

Mr. Mazzola		255,000	510,000	1,020,000
	03/15/16							14,415	255,000
	03/15/16					14,415			138,248

Mr. Smith		184,000	368,000	736,000
	03/15/16							10,402	184,000
	03/15/16					10,401			99,752

Ms. Council		101,075	202,150	404,300
	03/15/16							11,428	202,150

Mr. Dunn		72,250	144,500	289,000
	03/15/16							8,169	144,500

Mr. Crowell		67,750	135,500	271,000
	03/15/16							7,660	135,500

(1)         Represents threshold, target and maximum payout values pursuant to our annual cash incentive program for fiscal year 2016 performance.  For more information on our annual cash incentive program, see the description contained in the “Compensation Discussion and Analysis” elsewhere in this proxy statement.  In each case, the actual amount earned pursuant to our annual cash incentive program by each named executive officer is reported under the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table.

(2)         Reflects the target payout level of performance-based restricted stock units that vest in 25% increments if the Company’s stock price reaches $20.75, $23.50, $26.25 and $29.00 for twenty consecutive trading days during the three years following the grant date.  The restricted stock units were granted pursuant to a form of award agreement which is filed as Exhibit 10.37 to the Company’s Annual Report on Form 10-K for the year ended February 2, 2013.

(3)         Represents awards of time-based restricted stock under the 2012 Incentive Plan, which vest in three equal installments on the first three anniversaries of the grant date.  The restricted stock was granted pursuant to a form of award agreement which is filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended July 28, 2012.

(4)         Reflects the grant-date fair value of restricted stock awards and restricted stock units computed in accordance with FASB ASC Topic 718.  The fair value of time-based grants of restricted stock is based on the closing price of the Company’s common stock on the date of grant, and the fair value of performance-based grants of restricted stock units is estimated using a lattice model with the following assumptions: (1) risk-free rate of return: 1.2%; (2) volatility: 37%; and (3) term: three years.

Employment Agreements

Letter agreements with Mr. Smith (March 2007), Ms. Council (December 2006) and Mr. Crowell (February 2011) provided for an annual gross starting salary of $250,000, $200,000 and $245,000, respectively, and participation in our annual bonus plan.  A letter agreement with Mr. Mazzola (January 2012) provided for an annual gross starting salary of $375,000 and participation in our annual bonus plan.  Mr. Mazzola’s letter agreement was terminated in connection with his resignation in March 2017.  The letter agreements may be terminated by the executive or us at any time for any reason or no reason.  See “Potential Payments Upon Termination or Change in Control” for further information concerning severance agreements and employment non-compete, non-solicit and confidentiality agreements between the Company and each of the named executive officers.

Outstanding Equity Awards at 2016 Fiscal Year-End Table

The following table provides information concerning unexercised options and unvested restricted stock and restricted stock units outstanding as of January 28, 2017 for each of our named executive officers.

	Option Awards				Stock Awards
										Equity
								Equity		Incentive
								Incentive		Plan Awards:
								Plan Awards:		Market or
								Number of		Payout Value
	Number of	Number of			Number of		Market Value	Unearned		of Unearned
	Securities	Securities			Shares or		of Shares or	Shares,		Shares, Units
	Underlying	Underlying			Units of		Units of	Units or		or Other
	Unexercised	Unexercised	Option		Stock That		Stock That	Other Rights		Rights That
	Options	Options	Exercise	Option	Have Not		Have Not	That Have		Have Not
	(#)	(#)	Price	Expiration	Vested		Vested	Not Vested		Vested
	Exercisable	Unexercisable	($)	Date	(#)		($) (1)	(#)		($) (1)
Mr. Mazzola (7)	—	—	—	—	14,415	(2)	235,541	14,415	(5)	235,541
					6,520	(3)	106,537	9,781	(6)	159,821
					5,068	(4)	82,811

Mr. Smith	—	—	—	—	10,402	(2)	169,969	10,401	(5)	169,952
					4,695	(3)	76,716	7,042	(6)	115,066
					4,549	(4)	74,331

Ms. Council	—	—	—	—	11,428	(2)	186,734	—		—
					5,188	(3)	84,772
					3,776	(4)	61,700

Mr. Dunn	—	—	—	—	8,169	(2)	133,481	—		—
					3,704	(3)	60,523
					2,700	(4)	44,118

Mr. Crowell	—	—	—	—	7,660	(2)	125,164	—		—
					3,469	(3)	56,683
					2,554	(4)	41,732

(1)          Market value is based on the closing stock price of $16.34 on January 27, 2017, the last trading day of our 2016 fiscal year.

(2)          Restricted shares were awarded on March 15, 2016 under the 2012 Incentive Plan and vest in three equal installments on the first three anniversaries of the grant date.

(3)          Restricted shares were awarded on March 19, 2015 under the 2012 Incentive Plan and vest in three equal installments on the first three anniversaries of the grant date.

(4)          Restricted shares were awarded March 20, 2014 under the 2012 Incentive Plan and vest in three equal installments on the first three anniversaries of the grant date.

(5)          Restricted stock units were awarded on March 15, 2016 under the 2012 Incentive Plan.  These units are payable in shares of common stock and will be earned and vest based on the achievement of the closing price of the Company’s common stock equaling or exceeding certain threshold amounts for 20 consecutive trading days.  The restricted stock units expire if the threshold amounts are not reached prior to March 15, 2019.

(6)          Restricted stock units were awarded on March 19, 2015 under the 2012 Incentive Plan.  These units are payable in shares of common stock and will be earned and vest based on the achievement of the closing price of the Company’s common stock equaling or exceeding certain threshold amounts for 20 consecutive trading days.  The restricted stock units expire if the threshold amounts are not reached prior to March 19, 2018.

(7)          Mr. Mazzola resigned on March 20, 2017 and forfeited all unvested and unearned shares.

Option Exercises and Stock Vested Table for Fiscal Year 2016

The following table sets forth information concerning each exercise of stock options and vesting of restricted stock during the last completed fiscal year for each of the named executive officers.

	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
	Acquired on Exercise	Exercise	Acquired on Vesting	Vesting
Name	(#)	($) (1)	(#)	($) (2)
Mr. Mazzola	—	—	16,153	302,384
Mr. Smith	—	—	24,378	456,356
Ms. Council	—	—	21,887	409,725
Mr. Dunn	—	—	17,314	324,118
Mr. Crowell	—	—	13,735	257,119

(1)         Reflects the excess of the fair market value of the underlying shares at the time of exercise over the exercise price of the options.

(2)         Reflects the fair market value of the shares on the vesting date.

Potential Payments Upon Termination or Change in Control

As discussed in the “Other Benefits” section of the “Compensation Discussion and Analysis,” the Company has entered into severance agreements with each of the named executive officers.  Each severance agreement provides that if the Company terminates an executive’s employment without Cause (as defined in the severance agreement) or if the executive terminates his or her employment within twelve months of a Change in Control (as defined in the severance agreement), provided that within such period the executive’s job duties have been materially diminished or compensation has been materially decreased, the Company will provide the executive with separation payments of twelve months base salary, and will pay the executive the full monthly amount, less applicable tax withholdings, of COBRA premiums for continued health insurance for twelve months.  Mr. Mazzola resigned on March 20, 2017, but his resignation did not constitute a qualifying termination, and he did not receive any severance.

“Cause” generally means (i) commission of an act of fraud or dishonesty; (ii) conviction of a felony or a crime involving embezzlement, conversion of property or moral turpitude; (iii) engaging in willful or reckless misconduct or gross negligence in connection with Company property or activities which adversely affects the Company; (iv) material breach of any obligations as an employee or stockholder as set forth in certain Company policies; or (v) failure or refusal to perform any material duty or responsibility or a breach of fiduciary obligations to the Company.

The Company has also entered into an Employment Non-Compete, Non-Solicit and Confidentiality Agreement with each of the named executive officers.  Each non-compete agreement provides that upon a separation from the Company, the executive will not disclose confidential information relating to the Company, will not compete with the Company or render similar services to a competitor of the Company for a period of one year, will not solicit any vendor or supplier of merchandise to the Company on behalf of a competitor for a period of eighteen months and will not recruit Company personnel for a period of two years.

Pursuant to the terms of our 2012 Incentive Plan and 2005 Long-Term Incentive Plan, and/or the applicable award agreements, all outstanding options and unvested restricted stock and restricted stock units will become 100% vested upon the occurrence of a change in control.  The following table summarizes the approximate value of the payments and benefits that each of our named executive officers would receive if the Company had terminated such executive’s employment at the close of business on January 28, 2017 or if a change in control of the Company had occurred as of such date.  The amounts shown in the table exclude distributions under our 401(k) retirement plan that is generally available to all of our salaried employees.

	Mr. Mazzola (1)	Mr. Smith	Ms. Council	Mr. Dunn	Mr. Crowell
Termination By Company Without Cause (Not in Connection with a Change in Control)
Cash Severance (2)	$510,000	$460,000	$311,000	$289,000	$271,000
COBRA Payments	22,379	15,482	15,482	18,718	18,718
Total	$532,379	$475,482	$326,482	$307,718	$289,718
Termination By Company Without Cause; Qualifying Termination by Executive (In Connection with a Change in Control)
Cash Severance (2)	$510,000	$460,000	$311,000	$289,000	$271,000
COBRA Payments	22,379	15,482	15,482	18,718	18,718
Value of Accelerated Unvested Restricted Stock (3)	424,889	321,016	333,206	238,122	223,579
Total	$957,268	$796,498	$659,688	$545,840	$513,297
Change in Control of the Company (Regardless of Termination of Employment)
Value of Accelerated Unvested Restricted Stock (3)	$424,889	$321,016	$333,206	$238,122	$223,579
Total	$424,889	$321,016	$333,206	$238,122	$223,579

(1)         Mr. Mazzola resigned on March 20, 2017 and did not receive any severance payments.

(2)         Reflects cash severance equal to 12 months of the executive’s fiscal year 2016 annual salary.

(3)         Reflects the value of restricted stock awards or restricted stock units using the closing stock price of the Company’s common stock on January 27, 2017 ($16.34), the last trading day of our 2016 fiscal year. Pursuant to the terms of the grants of such awards, the shares become 100% vested upon a change in control of the Company.

Director Compensation Table for Fiscal Year 2016

The following table sets forth the cash and other compensation paid by the Company to the members of the board of directors of the Company for all services in all capacities during fiscal year 2016, except for Mr. Mazzola, who was not compensated for his services as a director and resigned in March 2017.

	Fees Earned or
	Paid in Cash	Stock Awards		Total
Name	($)	($)		($)

R. Edward Anderson (1)	206,250	201,520	(2)	407,770
Brian P. Carney	108,000	60,000	(3)	168,000
Laurens M. Goff	106,750	60,000	(3)	166,750
Lawrence E. Hyatt	112,000	60,000	(3)	172,000
John S. Lupo	125,750	60,000	(3)	185,750
Barbara Levy (4)	47,750	34,700	(5)	82,450

(1)         Mr. Anderson served as Executive Chairman of the Board until April 2, 2016, and then served as non-executive Chairman for the rest of fiscal 2016.  For serving as non-executive Chairman, Mr. Anderson received an annual retainer fee of $150,000, plus the regular annual retainer and meeting fees paid to all non-employee directors (as described below), prorated for the portion of the year in which he served as non-executive Chairman.  The $150,000 retainer for serving as non-executive Chairman was approved following a review of competitive pay practice for non-executive board chairs within the Company’s peer group, with consideration given to the significant role Mr. Anderson plays in the Company’s real estate decisions as the Chairman of the real estate committee. Mr. Anderson subsequently resumed his role as Executive Chairman in March 2017.

(2)         Reflects the grant-date fair value of 11,392 shares of restricted stock computed in accordance with FASB ASC Topic 718 based on the closing price of the Company’s common stock on the date of grant, March 15, 2016; All such shares vest on the first anniversary of the grant date. The 11,392 shares of restricted stock includes 8,000 shares that were granted as a special, one-time award in connection with Mr. Anderson’s transition from executive Chairman to non-executive Chairman in April 2016.  As part of this transition, when Mr. Anderson’s employment with the Company terminated, he forfeited 8,421 shares of restricted stock that would have vested in 2017 based on his continued employment with the Company.

(3)         Reflects the grant-date fair value of 3,392 shares of restricted stock computed in accordance with FASB ASC Topic 718 based on the closing price of the Company’s common stock on the date of grant, March 15, 2016; all such shares vest on the first anniversary of the grant date.

(4)         Ms. Levy joined the board of directors on August 16, 2016.

(5)         Reflects the grant-date fair value of 1,957 shares of restricted stock computed in accordance with FASB ASC Topic 718 based on the closing price of the Company’s common stock on the date of grant, August 16, 2016; all such shares vest on the first anniversary of the grant date.

The aggregate number of shares of restricted stock held by each of the non-employee directors as of January 28, 2017, was as follows: Mr. Anderson, 11,392; Mr. Carney, 3,392; Mr. Goff, 3,392; Mr. Hyatt, 3,392; Mr. Lupo, 3,392; and Ms. Levy, 1,957. Each of the grants was made pursuant to a restricted stock award agreement, a form of which is filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended July 28, 2012.  There were no awards of stock options to directors in fiscal 2016, and as of January 28, 2017, no director held any stock options.

Director Compensation

Annual Retainer.  During fiscal 2016, all non-employee directors received an annual retainer fee of $84,000 (prorated for any director that served for less than the full year). We also provided the following additional annual retainers: non-executive Chairman of the Board, $150,000 (which for 2016, was prorated for the portion of the year in which Mr. Anderson served as non-executive Chairman), Lead Independent Director, $25,000; Chair of the Audit Committee, $12,000; Chair of the Compensation Committee, $8,000; and Chair of the Nominating and Corporate Governance Committee, $6,000.  Additionally, in connection with his transition from executive Chairman to non-executive Chairman, Mr. Anderson received a pro-rated Chairman fee of $125,000.

Meeting Fees.  Each of our non-employee directors received $2,500 for each board meeting attended and $750 for each telephonic meeting attended.  We reimburse all of our non-employee directors for reasonable out-of-pocket expenses in connection with their attendance at the meetings of the board of directors and committees.

Equity Awards.  In addition, each non-employee director received restricted stock awards under the 2012 Incentive Plan, as shown in the preceding “Director Compensation Table for Fiscal Year 2016.”

As noted in Footnote 1 to the Director Compensation Table, and as further explained in the “Board Leadership Structure” on page 10, Mr. Anderson served as Executive Chairman of the Board until April 2, 2016, and then began serving as non-executive Chairman of the Board.  Upon Mr. Mazzola’s resignation as Chief Executive Officer in March 2017, Mr. Anderson resumed his role as Executive Chairman in order to assist Mr. Smith in his transition to the role of Acting CEO and to provide for the orderly succession of management responsibilities.

While serving as Executive Chairman, Mr. Anderson will not receive any compensation for serving as a director or as Chairman of the Board, but will receive a base salary of $350,000 per year, and will be eligible to earn an annual cash incentive with a target value equal to 100% of his base salary, which will be prorated to reflect the portion of the Company’s fiscal year that Mr. Anderson serves as Executive Chairman.

PROPOSAL 2:
RE-APPROVAL OF MATERIAL TERMS OF PERFORMANCE GOALS

FOR QUALIFIED PERFORMANCE-BASED AWARDS

UNDER THE 2012 INCENTIVE PLAN

General

Our board of directors is requesting that you re-approve the material terms of the performance goals under the 2012 Incentive Plan in order to preserve the Company’s ability to continue to grant fully tax-deductible performance-based awards thereunder.  You are not being asked to approve any additional shares to be authorized for issuance under the 2012 Incentive Plan or to approve any amendment to the 2012 Incentive Plan.

Summary of Code Section 162(m)

Code Section 162(m) imposes a $1,000,000 limit on the amount that a public company may deduct for compensation paid to the company’s CEO or any of the company’s three most highly compensated executive officers (other than the CFO) who are employed as of the end of the year.  This limitation does not apply to compensation that meets the requirements under Code Section 162(m) for “performance-based” compensation.  Market-priced stock options and stock appreciation rights are two examples of performance-based compensation.  Other types of awards, such as restricted stock, restricted stock units and cash-based awards that are granted pursuant to pre-established objective performance formulas, may also qualify as fully-deductible performance-based compensation, so long as certain requirements are met.

One of the requirements for compensation to qualify as performance-based under Code Section 162(m) is that the material terms of the performance goals, including the list of permissible business criteria for performance objectives under the plan, be disclosed to and approved by shareholders at least every five years. The Company’s stockholders previously approved the material terms of the performance goals in connection with approving the 2012 Incentive Plan at the 2012 annual meeting.

Shareholder approval of the material terms of performance goals under the 2012 Incentive Plan is only one of several requirements under Code Section 162(m) that must be satisfied for amounts realized under the 2012 Incentive Plan to qualify for the performance-based compensation exemption under Code Section 162(m), and shareholder approval of the material terms of the performance goals of the 2012 Incentive Plan does not alone ensure that all compensation paid under the 2012 Incentive Plan will qualify as tax-deductible compensation. There can be no guarantee that amounts payable under the 2012 Incentive Plan will be treated as qualified performance-based compensation under Code Section 162(m).  In addition, nothing in this proposal precludes the Company from granting awards that do not meet the requirements for tax-deductible compensation under Code Section 162(m).

Material Terms of the Performance Goals under the 2012 Incentive Plan

For purposes of Code Section 162(m), the material terms of the performance goals include:

•                  the employees eligible to receive compensation;

•                  the description of the performance objectives on which the performance goals may be based; and

•                  the maximum amount, or the formula used to calculate the maximum amount, of compensation that can be paid to an employee under the performance goals.

Each of these aspects is discussed below, and stockholder approval of this Proposal 2 constitutes approval of each of these aspects for purposes of the Code Section 162(m) shareholder approval requirements.

Eligibility.  The 2012 Incentive Plan permits the grant of awards to employees, officers, directors and consultants of the Company and its subsidiaries as selected by the Compensation Committee. As of March 15, 2017, we had approximately 5,600 employees, all of whom were eligible to participate in the 2012 Incentive Plan along with our 6 non-employee directors.  However, historically the Company has limited participation to its approximately 110 key employees. The group of employees whose compensation would be subject to the performance goals described in this Proposal 2 would include the Company’s executive officers.  Although Code Section 162(m) only limits deductibility for compensation paid to the CEO or any of the Company’s three most highly compensated executive officers (other than the CFO) who are employed as of the end of the year, we may apply the performance goals to any of our employees.

Performance Objectives.  All options and stock appreciation rights granted under the 2012 Incentive Plan are designed to be exempt from the $1,000,000 deduction limit imposed by Code Section 162(m). The Compensation Committee may designate any other award granted under the 2012 Incentive Plan as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the Compensation Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an affiliate or a division, region, department or function within the Company or an affiliate over a performance term to be designated by the Compensation Committee that may be as short as calendar quarter or other three-month period:

•                  Revenue

•                  Sales

•                  Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)

•                  Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)

•                  Net income (before or after taxes, operating income or other income measures)

•                  Cash (cash flow, cash generation or other cash measures)

•                  Stock price or performance

•                  Total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price)

•                  Economic value added

•                  Return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales)

•                  Market share or position

•                  Improvements in capital structure

•                  Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)

•                  Business expansion (acquisitions)

•                  Internal rate of return or increase in net present value

•                  Productivity measures

•                  Cost reduction measures

•                  Strategic plan development and implementation

The Compensation Committee must establish such goals within the time period prescribed by Code Section 162(m), and the Committee may for any reason reduce (but not increase) any award, notwithstanding the achievement of a specified goal.  The Committee may not waive the achievement of any specified goal, except in the case of death or disability of the participant or a change in control.

The Compensation Committee may provide, at the time the performance goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including by way of example but without limitation the following: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in then-current accounting principles; (f) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses.  Any payment of an award granted with performance goals will be conditioned on the written certification of the Compensation Committee in each case that the performance goals and any other material conditions were satisfied.

Limitations on Individual Awards. The maximum aggregate number of shares of common stock subject to time-vesting options or time-vesting stock appreciation rights that may be granted under the 2012 Incentive Plan in any 12-month period to any one participant is 160,000 each. With respect to performance vesting awards, for any one 12-month period:

•                  the maximum amount that may be paid or allocated to any one participant payable in cash or property other than shares is $2,500,000; and

•                  the maximum number of shares that may be paid or allocated to any one participant payable in stock is the greater of 160,000 shares or shares having a fair market value of $2,500,000 as of the grant date of the award.

For purposes of applying these limits in the case of multi-year performance periods, the amount of cash or property or number of shares deemed paid in any one 12-month period is the total amount payable or shares earned for the performance period divided by the number of 12-month periods in the performance period.

These limits are subject to anti-dilution adjustments in the event of stock splits, mergers, consolidations, stock dividends, recapitalizations and similar transactions, but may not otherwise be amended without stockholder approval.

Summary of the 2012 Incentive Plan

The following summary of the material terms of the 2012 Incentive Plan is qualified in its entirety by reference to the complete text of the 2012 Incentive Plan, which was attached as Appendix A to the Proxy Statement for the 2012 Annual Meeting filed with the SEC.

Purpose.  The purpose of the 2012 Incentive Plan is to promote the Company’s success by linking the personal interests of its employees, officers, directors and consultants to those of the Company’s stockholders, and by providing participants with an incentive for outstanding performance.

Administration.  The 2012 Incentive Plan is administered by the Compensation Committee of the Board of Directors or such other committee of the Board as may be designated by the Board to administer the 2012 Incentive Plan, either of which we refer to as the “Committee” in this Proposal.  The Committee has the authority to: designate participants; grant awards; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2012 Incentive Plan; and make all other decisions and determinations that may be required under the 2012 Incentive Plan.

Awards to Non-Employee Directors.  Notwithstanding the above, awards granted under the 2012 Incentive Plan to the Company’s non-employee directors will be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of non-employee directors as in effect from time to time. The Compensation Committee may not make discretionary grants under the 2012 Incentive Plan to non-employee directors outside of such established program for director compensation.

Permissible Awards.  The 2012 Incentive Plan authorizes the granting of awards in any of the following forms:

•                  market-priced options to purchase shares of our common stock, which may be designated under the Code as nonstatutory stock options (which may be granted to all participants) or incentive stock options (which may be granted to officers and employees but not to consultants or non-employee directors);

•                  stock appreciation rights, which give the holder the right to receive the difference (payable in cash or stock, as specified in the award agreement) between the fair market value per share of our common stock on the date of exercise over the base price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date);

•                  restricted stock awards, which are subject to restrictions on transferability and subject to forfeiture on terms set by the Committee;

•                  stock units, which represent the right to receive shares of our common stock (or an equivalent value in cash or other property, as specified in the award agreement) at a designated time in the future and subject to any vesting requirement as may be set by the Committee;

•                  performance awards, which represent any award of the types listed above which have a performance-vesting component based on the achievement, or the level of achievement, of one or more performance goals during a specified performance period, as established by the Committee;

•                  other stock-based awards that are denominated or payable and valued in whole or in part by reference to, or otherwise based on shares of common stock, including unrestricted stock grants, purchase rights, or other rights or securities that are convertible or exchangeable into shares of common stock;

•                  dividend equivalents, which entitle the participant to payments (or an equivalent value payable in stock or other property) equal to any dividends paid on the shares of stock underlying an award other than an option or stock appreciation right; and

•                  cash-based awards, including performance-based annual bonus awards.

Shares Available for Awards.  The aggregate number of shares of common stock that may be issued under the 2012 Incentive Plan is 1,600,000 shares, plus a number of additional shares (not to exceed 300,000) underlying awards outstanding under the Company’s prior equity incentive plans that terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason, and subject to proportionate adjustment in the event of stock splits and similar events.  Shares of our common stock subject to awards that terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason, and shares underlying awards that are ultimately settled in cash, will again become available for future grants of awards under the 2012 Incentive Plan.  To the extent that the full number of shares subject to a full-value award is not issued for any reason, including by reason of failure to achieve maximum performance goals, the unissued shares originally subject to the award will be added back to the plan share reserve.  Shares delivered by the participant or withheld from an award to satisfy tax withholding requirements and shares delivered or withheld to pay the exercise price of an option will be added back to the Plan share reserve.  The Committee may grant awards under the 2012 Incentive Plan in substitution for awards held by employees of another entity who become employees of the Company as a result of a business combination, and such substitute awards will not count against the plan share reserve.  No awards may be granted under the 2012 Incentive Plan after the tenth anniversary of the effective date of the plan.

Minimum Vesting Requirements. Except in the case of substitute awards granted in a business combination as described above, full-value awards must either (i) be subject to a minimum vesting period of three years (which may include graduated vesting within such three-year period), or one year if the vesting is based on performance criteria other than continued service, or (ii) be granted solely in exchange for foregone cash compensation.  However, the Committee may at its discretion (i) accelerate vesting of such full-value awards in the event of the participant’s death, disability, or retirement, or the occurrence of a change in control, or (ii) grant full-value awards without the minimum vesting requirements described above with respect to awards covering 10% or fewer of the total number of shares authorized under the 2012 Incentive Plan. The minimum vesting requirements shall not apply to awards made to non-employee directors.

No Automatic Acceleration of Awards in Connection with Change in Control or Termination of Employment.  The 2012 Incentive Plan does not provide for automatic acceleration of vesting in connection with a change in control or upon termination of employment for any reason.  Subject to limitations applicable to certain qualified performance-based awards, the Committee may, however, in its discretion provide for acceleration of awards in individual award agreements or otherwise accelerate awards upon the termination of service of a participant or the occurrence of a change in control. The Committee may discriminate among participants or among awards in exercising such discretion.

Anti-dilution Adjustments.  In the event of a transaction between us and our stockholders that causes the per-share value of our Common Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering or large nonrecurring cash dividend), the share authorization limits and annual award limits under the 2012 Incentive Plan will be adjusted proportionately, and the Committee shall make such adjustments to the 2012 Incentive Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. In the event of a stock split, a stock dividend, or a combination or consolidation of the outstanding shares of our common stock into a lesser number of shares, the authorization limits and annual award limits under the 2012 Incentive Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price.

Amendment and Termination of the 2012 Incentive Plan.  Our board of directors or the Committee may amend, suspend or terminate the 2012 Incentive Plan at any time, except that no amendment may be made without the approval of the Company’s stockholders if stockholder approval is required by any federal or state law or regulation or by the rules of any stock exchange on which our common stock may then be listed, or if the amendment, alteration or other change materially increases the benefits accruing to participants, increases the number of shares available under the 2012 Incentive Plan or modifies the requirements for participation under the 2012 Incentive Plan, or if our board of directors or Committee in its discretion determines that obtaining such stockholder approval is for any reason advisable. No termination or amendment of the 2012 Incentive Plan may, without the written consent of the participant, reduce or diminish the value of an outstanding award. The Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by our stockholders, the exercise price of an outstanding option or stock appreciation right may not be reduced, directly or indirectly, and the original term of an option or stock appreciation right may not be extended.

Prohibition on Repricing.  As indicated above under “Amendment and Termination of the 2012 Incentive Plan,” outstanding stock options and stock appreciation rights cannot be repriced, directly or indirectly, without the prior consent of the Company’s stockholders.  In addition, the Company may not, without the prior approval of stockholders, repurchase an option or stock appreciation right for value from a participant if the current market value of the underlying stock is lower than the exercise price per share of the option or stock appreciation right.

Limitations on Transfer; Beneficiaries.  No right or interest of a participant in any award may be pledged or encumbered to or in favor of any person other than the Company, or be subject to any lien, obligation or liability of the participant to any person other than the Company or an affiliate.  Except to the extent otherwise determined by the Committee with respect to awards other than incentive stock options, no award may be assignable or transferable by a participant otherwise than by will or the laws of descent and distribution, and any option or other purchase right shall be exercisable during the participant’s lifetime only by such participant.  A beneficiary, guardian, legal representative or other person claiming any rights under the 2012 Incentive Plan from or through a participant will be subject to all the terms and conditions of the 2012 Incentive Plan and any award agreement applicable to the participant.

Clawback Policy.  Awards under the 2012 Incentive Plan will be subject to any compensation recoupment policy (sometimes referred to as a “clawback policy”) of the Company as adopted from time to time.

Federal Income Tax Consequences

The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2012 Incentive Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State, local and ex-U.S. income tax consequences are not discussed, and may vary from jurisdiction to jurisdiction.

Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the 2012 Incentive Plan. When the optionee exercises a Nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights. A participant receiving a stock appreciation right under the 2012 Incentive Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of cash, stock or other property in settlement of a performance award, the participant will recognize ordinary income equal to the cash, stock or other property received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).  Performance awards granted under the 2012 Incentive Plan are intended to qualify for the “performance based compensation” exception from Code Section 162(m).

Code Section 409A. The 2012 Incentive Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, and stock options and stock appreciation rights that comply with the terms of the 2012 Incentive Plan, are designed to be exempt from the application of Code Section 409A. Restricted stock units and performance awards granted under the 2012 Incentive Plan would be subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.

Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2012 Incentive Plan.

Benefits to Named Executive Officers and Others

Awards under the 2012 Incentive Plan will be granted at the discretion of the Compensation Committee. As a result, it is not possible to determine the number or type of future awards that will be granted in the future to any person under the 2012 Incentive Plan.

The table below shows the number of shares of our common stock that have been issued or are subject to currently outstanding awards granted under the 2012 Incentive Plan to the named executive officers and the other individuals and groups indicated.

Name and Position	Restricted Stock or Restricted Stock Units
Jason T. Mazzola, Former President and Chief Executive Officer	87,070
Bruce D. Smith, Acting Chief Executive Officer, Chief Operating Officer and Chief Financial Officer	108,101
Ivy D. Council, Executive Vice President of Human Resources and Chief Compliance Officer	83,456
James A. Dunn, Senior Vice President of Store Operations	65,371
Charles D. Crowell, Senior Vice President of Supply Chain	51,043
All executive officers as a group	395,041
All non-employee directors as a group	196,377
All employees as a group (including all officers who are not executive officers)	669,727

Equity Compensation Plan Information

The following table represents those securities authorized for issuance as of January 28, 2017 under our existing equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1) (a)	Weighted average exercise price of outstanding options, warrants and rights (2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (3) (c)
Equity compensation plans approved by security holders	—	$—	946,635
Equity compensation plans not approved by security holders	—	—	—
Total	—	$—	946,635

(1)         Includes performance-based restricted stock units granted under the 2012 Incentive Plan and stock options granted under the Citi Trends, Inc. 2005 Long-Term Incentive Plan.  Does not include nonvested restricted stock grants issued under the 2012 Incentive Plan.

(2)         The weighted average exercise price is for options only and does not include nonvested restricted stock.

(3)         Consists of shares available for awards of options, restricted stock and other performance awards under the 2012 Incentive Plan.

The Board of Directors recommends a vote “FOR” the re-approval of the material terms of the performance goals under the 2012 Incentive Plan.

PROPOSAL 3:
APPROVAL OF A BYLAW AMENDMENT TO ADOPT MAJORITY VOTING IN UNCONTESTED DIRECTOR ELECTIONS

Governance is a continuing focus of our board of directors, and our board of directors has been evaluating implementing a majority vote standard since 2016. On March 14, 2017, our board of directors unanimously approved, subject to stockholder approval, an amendment to the Company’s amended and restated bylaws to implement a majority vote standard instead of a plurality vote standard for the election of directors in uncontested director elections. Specifically, as amended, Section 3.2 of the bylaws will provide that each director shall be elected by the vote of the majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present; provided, however, that if the number of nominees exceeds the number of directors to be elected at such meeting, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors.  For purposes of this amendment, a majority of the votes cast means that the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that director nominee.

If this amendment is approved at the 2017 annual meeting, an affirmative majority of the total number of votes cast in uncontested director elections will be required for election of directors beginning at our 2018 annual meeting of stockholders. Stockholders will also be entitled to abstain with respect to the election of a director. Abstentions will not be considered votes cast, and will have no effect in determining whether the required affirmative majority vote has been obtained.

In connection with this amendment, if approved, the Nominating and Corporate Governance Committee has established procedures under which any director nominee who is not elected shall tender his or her resignation to the board of directors for consideration.  The Nominating and Corporate Governance Committee will make a recommendation to our board of directors on whether to accept or reject the resignation, or whether other action should be taken.  The board of directors will act on the committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results.

The text of the proposed Second Amended and Restated Bylaws, marked to show these changes, is set forth in Appendix B to this proxy statement. If the amendment is approved by the requisite vote of the stockholders, the Second Amended and Restated Bylaws will become effective promptly following the 2017 annual meeting.

Under the current plurality voting standard, for any class of director candidates up for election in an uncontested election, the nominees in each class who receive the greatest number of votes cast in their favor at a stockholder meeting are elected to our board of directors, up to the maximum number of directorships to be filled at that meeting. As a result, under the plurality voting standard, in an uncontested election, it is possible that a director candidate might be elected or re-elected to our board of directors so long as a single vote is cast in favor of his or her election, regardless of the number of stockholders who might not be satisfied with his or her qualifications or performance. Over the past several years, many companies have eliminated plurality voting in uncontested elections and adopted “majority voting” bylaws or standards that provide stockholders with more influence over the outcome of uncontested director elections. To further strengthen our governance, and after careful consideration of this issue, our board of directors believes it is in the best interests of the Company and our stockholders to amend our amended and restated bylaws to provide for majority voting in uncontested director elections.

A plurality voting standard will continue to be applicable in the case of contested director elections.

The affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares of our common stock will be required to approve this proposal.

The board of directors recommends that stockholders vote “FOR” the approval of an amendment to the Company’s bylaws to adopt a majority voting requirement for uncontested director elections.

PROPOSAL 4:
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and related SEC rules, our stockholders have an opportunity to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers.  The Company seeks your advisory vote and asks that you support the compensation of our named executive officers as disclosed in this proxy statement.

As discussed in the “Compensation Discussion and Analysis” beginning on page 22, we have designed our executive compensation program to provide market-competitive compensation that will enable us to attract and retain a talented, diverse workforce.  Our compensation program emphasizes each individual’s responsibility for high achievement and provides a strong link between pay and performance on both an individual and Company level.  Our compensation is designed to reward executives when the Company achieves strong financial and operational results, and likewise to provide reduced pay when financial and operating results are not as strong.  We believe the 2016 compensation of our named executive officers is reflective of and consistent with that intent.

This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

Accordingly, our board of directors invites you to review carefully the “Compensation Discussion and Analysis” and the tabular and other disclosures on compensation under “Executive Compensation”, and cast a vote to approve the Company’s executive compensation programs through the following resolution:

“RESOLVED, that stockholders approve the compensation of the Company’s named executive officers, including the Company’s compensation philosophy, policies and practices, as discussed and disclosed in the Compensation Discussion and Analysis, the executive compensation tables, and any narrative executive compensation disclosure contained in this proxy statement.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our board of directors.  The stockholders’ advisory vote will not overrule any decision made by our board of directors or the Compensation Committee or create or imply any additional fiduciary duty by our directors.  Our board of directors and the Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Currently, say-on-pay votes are held by the Company annually, and the next stockholder advisory vote                                        is expected to occur at the 2018 annual meeting of stockholders.  However, see Proposal 5, below, where stockholders are provided with an opportunity to recommend the frequency of future say-on-pay votes.  The board of directors will take the results of the vote on Proposal 5 into account when determining the frequency of future advisory votes on executive compensation

The board of directors recommends that stockholders vote “FOR” the non-binding, advisory resolution to approve the compensation of the Company’s named executive officers.

PROPOSAL 5:
ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE
ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and related SEC rules, our stockholders have an opportunity to indicate how frequently we should seek an advisory say-on-pay vote on the compensation of our named executive officers. By voting on this proposal, stockholders may indicate whether they would prefer future advisory say-on-pay votes on named executive officer compensation once every one, two, or three years.

At the 2011 annual meeting of stockholders, our stockholders voted in favor of holding an advisory say-on-pay vote on named executive compensation every year.  After taking the results of this vote into consideration, our board of directors determined that an advisory say-on-pay vote should be held annually, and we have held an advisory say-on-pay vote at each annual meeting since 2011.  In accordance with Section 14A of the Exchange Act, we are again asking our stockholders to indicate how frequently we should seek the advisory say-on-pay vote on named executive officer compensation.

After careful consideration, the board of directors has determined that an advisory vote on executive compensation that occurs every year continues to be the most appropriate alternative for our Company, as it gives our stockholders a timely opportunity to provide their advice on the Company’s executive compensation. Accordingly, our board of directors recommends that you vote to continue a one-year interval for the advisory say-on-pay vote on executive compensation.

Please mark on the BLUE proxy card your preference as to the frequency of holding stockholder advisory votes on executive compensation, indicating every year, every two years, or every three years, or you may abstain from voting.

The option of every year, every two years or every three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. Our board of directors will take the results of the vote into account when deciding when to call for the next advisory vote on executive compensation. However, because this vote is advisory and not binding on our board of directors in any way, our board of directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by the Company’s stockholders.

The board of directors recommends that stockholders vote in favor of holding an advisory vote on the compensation of our executive officers “Every Year.”

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company has adopted a Code of Business Conduct and Ethics which sets forth the Company’s policy of prohibiting participation by an employee, officer or director (or his/her family members) in any transaction that could create an actual or apparent conflict of interest with the Company.  Transactions prohibited by the Code of Business Conduct and Ethics, among other things, include: conducting business or engaging in a transaction on behalf of the Company with a family member or significant other or with a company in which the person or one of their family members is a significant owner or is associated or employed in a significant role or position; an employee accepting simultaneous employment with a client, credit source, supplier, or competitor, or taking part in any activity that enhances or supports a competitor’s position; a director of the Company serving as a director of any other company that competes with the Company; and transactions in which an employee, officer or director invests in a client, credit source, supplier or competitor that compromises his or her responsibilities to the Company.

The Company’s Code of Business Conduct and Ethics requires that the Audit Committee must review and approve in advance all material related party transactions or business or professional relationships that could present a conflict of interest. All instances involving potential related party transactions or such business or professional relationships must be reported to the CEO who will assess the materiality of the transaction or relationship and elevate the matter to the Audit Committee as appropriate. The Company will report all material related party transactions and such business or professional relationships under applicable accounting rules and the SEC’s rules and regulations. Any dealings with a related party will be conducted in such a way as to avoid preferential treatment and assure that the terms obtained by the Company are no less favorable than could be obtained from unrelated parties on an arm’s-length basis.

In addition, the charter of the Audit Committee requires the Audit Committee to review and approve all related party transactions as defined by Item 404 of the SEC’s Regulation S-K in accordance with NASDAQ listing standards. It is also one of the responsibilities of the Nominating and Corporate Governance Committee, as set forth in its charter, to consider possible conflicts of interests of directors and any related party transactions in connection with the determination of director independence.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own, or are part of a group that owns, more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of reports furnished to us, all reports required by Section 16(a) of the Exchange Act to be filed by our directors and executive officers and all beneficial owners of more than ten percent of our common stock outstanding to report transactions in our securities were timely filed, except that amendments to two previously filed Form 4s for each of Mr. Mazzola and Mr. Smith were filed to reflect a performance-based restricted stock unit award that was inadvertently omitted from each of the original filings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of March 15, 2017, for the following persons:

•                  each stockholder known by us to own beneficially more than 5% of our common stock;

•                  each of our directors and named executive officers; and

•                  all directors and executive officers as a group.

The table below lists applicable percentage ownership based on 14,989,246 shares of common stock outstanding as of March 15, 2017.  We have determined beneficial ownership in the table in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we have deemed shares of common stock subject to options held by that person that are currently exercisable or will become exercisable within 60 days of March 15, 2017, to be outstanding, but we have not deemed these shares to be outstanding for computing the percentage ownership of any other person. To our knowledge, except as set forth in the footnotes below, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of common stock shown as beneficially owned by that stockholder.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Class

Directors and Named Executive Officers:

Jason T. Mazzola Former President, Chief Executive Officer and Director	99,261	*

Bruce D. Smith Acting Chief Executive Officer, Chief Operating Officer and Chief Financial Officer	95,738	*

Ivy D. Council Executive Vice President of Human Resources and Chief Compliance Officer	85,869	*

James A. Dunn Senior Vice President of Store Operations	71,883	*

Charles D. Crowell Senior Vice President of Supply Chain	21,515	*

R. Edward Anderson Chairman of the Board	240,791	1.6%

Brian P. Carney Director	28,342	*

Laurens M. Goff Director	13,426	*

Lawrence E. Hyatt Director	29,170	*

Barbara Levy Director	5,176	*

John S. Lupo Director	25,083	*

Directors and executive officers as a group (11 persons)	716,254	4.8%

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Class
Other Beneficial Owners:

AllianceBernstein L.P. (1) 1345 Avenue of the Americas New York NY 01015	1,345,837	9.0%

FMR LLC(2) 245 Summer Street, Boston, Massachusetts 02210	1,580,353	10.605%

Dimensional Fund Advisors LP(3) Building One 6300 Bee Cave Road Austin, TX 78746	1,245,996	8.36%

BlackRock, Inc. (4) 55 East 52nd Street New York, NY 10022	960,648	6.4%

Massachusetts Financial Services Company(5) 111 Huntington Avenue Boston, MA 02199	1,023,211	6.9%

Paradigm Capital Management, Inc. (6) Nine Elk Street Albany, New York 12207	1,486,200	9.97%

Nantahala Capital Management, LLC(7) 19 Old Kings Highway S, Suite 200 Darien, CT 06820	808,349	5.4%

*                                         Denotes less than 1%.

(1)

This information is based on a Schedule 13G filed on February 10, 2017. AllianceBernstein L.P. is an investment advisor with sole voting power with respect to 1,238,407 of the shares and dispositive power with respect to the listed shares.

(2)

This information is based on a Schedule 13G filed on February 14, 2017. FMR LLC is a parent holding company with sole voting power with respect to 205,034 of the shares and sole dispositive power with respect to the listed shares.

(3)

This information is based on a Schedule 13G filed on February 9, 2017. Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser and furnishes investment advice to four investment companies and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (collectively the “Funds”). In certain cases, subsidiaries of Dimensional may act as an adviser or sub-adviser to certain Funds, and as such may be deemed to be the beneficial owner of shares held by the Funds. All listed securities are owned by the Funds and Dimensional disclaims beneficial ownership of such securities. Dimensional has sole voting power with respect to 1,192,832 of the shares and sole dispositive power with respect to the listed shares.

(4)

This information is based on a Schedule 13G/A filed on January 23, 2017. The shares listed in the table are beneficially owned by the following subsidiaries of BlackRock, Inc.: BlackRock Institutional Trust Company, N.A.; BlackRock Fund Advisors; BlackRock Asset Management Canada Limited; BlackRock Advisors, LLC; BlackRock International Limited and BlackRock Investment Management, LLC. BlackRock, Inc. has sole voting power with respect to 939,322 of the shares and sole dispositive power with respect to all of the shares.

(5)

This information is based on a Schedule 13G/A filed on February 13, 2017. The shares listed in the table are beneficially owned by Massachusetts Financial Services Company (“MFS”) and/or certain other non-reporting entities. MFS has sole voting power and sole dispositive power with respect to the listed shares.

(6)

This information is based on a Schedule 13G filed on February 14, 2017. Paradigm Capital Management, Inc. is an investment adviser with sole voting and dispositive power with respect to the listed shares.

(7)

This information is based on a Schedule 13G filed on February 14, 2017. Nantahala Capital Management, LLC (“Nantahala”) is an investment advisor and shares voting and dispositive power with respect to the listed shares with the two managing members of Nantahala.

PROPOSAL 6:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP as our independent registered public accounting firm for the fiscal year ending February 3, 2018 and further directed that the appointment of KPMG LLP be submitted for ratification by the stockholders at the annual meeting. KPMG LLP has served as our independent registered public accounting firm since fiscal 2002. We understand that a representative from KPMG LLP will be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of KPMG LLP as our independent registered public accounting firm is not required. However, the appointment is being submitted for ratification at the annual meeting with a view toward soliciting the stockholders’ opinions, which the Audit Committee will take into consideration in future deliberations. If the appointment of KPMG LLP is not ratified at the annual meeting, the Audit Committee will consider the engagement of another independent registered public accounting firm. The Audit Committee may terminate the engagement of KPMG LLP as our independent registered public accounting firm without the approval of our stockholders whenever the Audit Committee deems termination necessary or appropriate.

Principal Accounting Fee Information

The following table sets forth the aggregate fees paid or payable to KPMG LLP relating to the audit of our fiscal 2015 and 2016 financial statements and the fees billed to us in 2015 and 2016 by KPMG LLP for other professional services:

	Fiscal 2015	Fiscal 2016

Audit Fees(1)	$840,000	$840,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$840,000	$840,000

(1) Audit fees include amounts billed to us related to the annual audit of our financial statements and interim reviews of the quarterly financial statements filed for fiscal 2015 and fiscal 2016.

Audit Committee Pre-Approval Policy

In accordance with the Audit Committee pre-approval policy, all audit services performed for us by our independent registered public accounting firm were pre-approved by the Audit Committee.

The Audit Committee’s pre-approval policy provides that our independent registered public accounting firm shall not provide services that have the potential to impair or appear to impair the independence of the audit role. The pre-approval policy requires our independent registered public accounting firm to provide an annual engagement letter to the Audit Committee outlining the scope of the audit services proposed to be performed during the fiscal year. Upon the Audit Committee’s acceptance of and agreement with such engagement letter, the services within the scope of the proposed audit services shall be deemed pre-approved pursuant to the policy.

The pre-approval policy provides for categorical pre-approval of specified audit and permissible non-audit services and requires the specific pre-approval by the Audit Committee, prior to engagement, of such services, other than audit services covered by the annual engagement letter. In addition, services to be provided by our independent registered public accounting firm that are not within the category of pre-approved services must be approved by the Audit Committee prior to engagement, regardless of the service being requested or the dollar amount involved.

Requests or applications for services that require specific separate approval by the Audit Committee are required to be submitted to the Audit Committee by both management and the independent registered public accounting firm, and must include a detailed description of the services to be provided.

Our policies prohibit us from engaging the independent registered public accounting firm to provide any services relating to bookkeeping or other services related to accounting records or financial statements, financial information systems design and implementation, appraisal or valuation services, or contribution-in-kind reports, actuarial services, any management function, legal services or expert services not related to the audit, broker-dealer, investment adviser, or investment banking services or human resource consulting. In addition, we evaluate whether our use of the independent registered public accounting firm for permitted non-audit services is compatible with maintaining the independence of the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee is prohibited from delegating to management its responsibilities to pre-approve services to be performed by our independent registered public accounting firm.

The board of directors recommends that stockholders vote “FOR” ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending February 3, 2018.

STOCKHOLDER PROPOSALS
FOR INCLUSION IN NEXT YEAR’S PROXY STATEMENT

Any proposal or proposals by a stockholder pursuant to Rule 14a-8 of the Exchange Act intended to be included in the Company’s proxy statement and proxy card relating to the 2018 annual meeting of stockholders must be received by us no later than [January 8,] 2018.   In addition, if you desire to bring business (including director nominations) before our 2018 annual meeting of stockholders, you must comply with the Company’s bylaws, which require that you provide written notice of such business to our Secretary at the address of our executive offices, which notice must be received no earlier than [•] and no later than [•].  Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy card relating to the 2018 annual meeting of stockholders any stockholder proposal which may be omitted from the proxy materials pursuant to applicable regulations of the SEC in effect at the time such proposal is received.

Notices of intention to present proposals at the 2018 annual meeting should be addressed to the Company, Attention:  Secretary, 104 Coleman Boulevard, Savannah, Georgia 31408.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended January 28, 2017, as filed with the SEC, accompanies this proxy statement.  A copy of the Annual Report is available, without charge, upon written request directed to our Secretary at the corporate address set forth above.

OTHER BUSINESS

We know of no other matter to come before the annual meeting. However, if any other matter requiring a vote of the stockholders should arise, it is the intention of the persons named as proxies in the enclosed BLUE proxy card to vote such proxy in accordance with their best judgment.

ANNEX A

Participant Information

The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2017 Annual Meeting.  Information about certain persons who may be deemed to be participants in the solicitation is provided below.

Transactions in the Company’s Securities

Bruce D. Smith

Class of Security	Quantity Acquired/(Disposed)		Price Per Share ($)	Date of Purchase/Sale
Restricted Stock	10,402		$0.00	3/15/2016
Common Stock	(4,293	)*	$18.72	3/19/2016
Common Stock	(3,895	)*	$18.72	3/20/2016
Restricted Stock	9,872		$0.00	3/14/2017
Common Stock	(1,722	)*	$18.58	3/15/2017

* Shares withheld to cover withholding taxes upon vesting of restricted stock award.

Ivy D. Council

Class of Security	Quantity Acquired/(Disposed)		Price Per Share ($)	Date of Purchase/Sale
Restricted Stock	11,428		$0.00	3/15/2016
Common Stock	(4,053	)*	$18.72	3/19/2016
Common Stock	(3,384	)*	$18.72	3/20/2016
Restricted Stock	10,845		$0.00	3/14/2017
Common Stock	(1,996	)*	$18.58	3/15/2017

* Shares withheld to cover withholding taxes upon vesting of restricted stock award.

James A. Dunn

Class of Security	Quantity Acquired/(Disposed)		Price Per Share ($)	Date of Purchase/Sale
Common Stock	5,000	**	$14.00	3/23/2015
Common Stock	(1,700)		$26.11	3/23/2015
Common Stock	(3,300)		$26.25
Restricted Stock	8,169		$0.00	3/15/2016
Common Stock	(3,267	)*	$18.72	3/19/2016
Common Stock	(2,656	)*	$18.72	3/20/2016
Restricted Stock	7,753		$0.00	3/14/2017
Common Stock	(1,441	)*	$18.58	3/15/2017

* Shares withheld to cover withholding taxes upon vesting of restricted stock award.

** Option exercise.

Charles D. Crowell

Class of Security	Quantity Acquired/(Disposed)		Price Per Share ($)		Date of Purchase/Sale
Common Stock	(461)		$26.98		4/1/2015
Restricted Stock	7,660		$0.00		3/15/2016
Common Stock	(3,160	)*	$18.72		3/19/2016
Common Stock	(1,579	)*	$18.72		3/20/2016
Common Stock	(13,131)		$19.51	**	12/8/2016
Common Stock	(12,869)		$19.47	***	12/9/2016
Restricted Stock	7,270		$0.00		3/14/2017
Common Stock	(1,386	)*	$18.58		3/15/2017

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* Shares withheld to cover withholding taxes upon vesting of restricted stock award.

** The price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $19.25 to $19.68, inclusive.

*** The price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $19.25 to $19.63, inclusive.

R. Edward Anderson

Class of Security	Quantity Acquired/(Disposed)		Price Per Share ($)	Date of Purchase/Sale
Restricted Stock	11,392		$0.00	3/15/2016
Common Stock	(5,211	)*	$18.72	3/19/2016
Common Stock	(2,809	)*	$18.72	3/20/2016
Restricted Stock	(8,421	)**	$0.00	4/2/2016
Restricted Stock	3,219		$0.00	3/14/2017

* Shares withheld to cover withholding taxes upon vesting of restricted stock award.

** Shares forfeited upon retirement as an employee of the Company.

Brian P. Carney

Class of Security	Quantity Acquired/(Disposed)	Price Per Share ($)	Date of Purchase/Sale
Restricted Stock	3,392	$0.00	3/15/2016
Restricted Stock	3,219	$0.00	3/14/2017

Laurens M. Goff

Class of Security	Quantity Acquired/(Disposed)	Price Per Share ($)	Date of Purchase/Sale
Restricted Stock	3,392	$0.00	3/15/2016
Restricted Stock	3,219	$0.00	3/14/2017

Lawrence E. Hyatt

Class of Security	Quantity Acquired/(Disposed)	Price Per Share ($)	Date of Purchase/Sale
Restricted Stock	3,392	$0.00	3/15/2016
Restricted Stock	3,219	$0.00	3/14/2017

Barbara Levy

Class of Security	Quantity Acquired/(Disposed)	Price Per Share ($)	Date of Purchase/Sale
Restricted Stock	1,957	$0.00	8/16/2016
Restricted Stock	3,219	$0.00	3/14/2017

John S. Lupo

Class of Security	Quantity Acquired/(Disposed)	Price Per Share ($)	Date of Purchase/Sale
Common Stock	(1,247)	$25.79	3/24/2015
Restricted Stock	3,392	$0.00	3/15/2016
Common Stock	(1,024)	$18.12	3/22/2016
Restricted Stock	3,219	$0.00	3/14/2017

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Additional Information

Except as otherwise set forth in this proxy statement (including the annexes hereto), (i) no participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the annual meeting; (ii) during the past 10 years, no participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (iii) no participant beneficially owns, directly or indirectly, any securities of the Company; (iv) no participant owns any securities of the Company which are owned of record but not beneficially; (v) no participant has purchased or sold any securities of the Company during the past two years; (vi) no part of the purchase price or market value of the shares specified in subpart (iv) above is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no participant is or was, within the past year, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any participant beneficially owns, directly or indirectly, any securities of the Company; (ix) no participant beneficially owns, directly or indirectly, any securities of any parent or subsidiary of the Company; (x) since the beginning of the Company’s last fiscal year, no participant nor any associate of any participant had or will have a direct or indirect material interest in any transaction or series of similar transactions, or any currently proposed transaction or series of similar transactions, in which the Company was or is to be a participant and the amount involved exceeds $120,000; (xi) no participant nor any associates of any participant have any arrangement or understand with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xii) no participant is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected.

Except as otherwise set forth in this proxy statement (including the annexes hereto), there are no material proceedings to which any director, officer or affiliate of the Company, or any owner of record or beneficially of more than five percent of any class of voting securities of the Company (or any associate of such director, officer, affiliate of the Company or security holder) is a party adverse to the Company or any of its subsidiaries, or has a material interest adverse to the Company or any of its subsidiaries.

Except as otherwise set forth in this proxy statement (including the annexes hereto), with respect to each director of the Company, person nominated by the board to become a director of the Company, and executive officer of the Company in the past ten years, (i) no petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which any such person was a general partner at or within two years before the time of such filing, or any corporation or business association of which any such person was an executive officer at or within two years before the time of such filing; (ii) no such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) no such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities: (a) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (b) engaging in any type of business practice; or (c) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws; (iv) no such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right to engage in any activity described in paragraph (iii)(a) above, or to be associated with persons engaged in any such activity; (v) no such person was found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated; (vi) no such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the

3

Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated; (vii) no such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (a) any Federal or State securities or commodities law or regulation; or (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; and (viii) no such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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ANNEX B

SECOND AMENDED AND RESTATED BY-LAWS

OF

CITI TRENDS, INC.

i

(continued)

ii

SECOND AMENDED AND RESTATED BY-LAWS

OF

CITI TRENDS, INC.

PREAMBLE

These Second Amended and Restated By-Laws, as the same may be amended and restated from time to time (the “By- Laws”), are subject to, and governed by, the General Corporation Law of the State of Delaware (the “GCL”) and the second amended and restated certificate of incorporation, as the same may be amended and restated from time to time, of Citi Trends, Inc., a Delaware corporation (the “Corporation”) then in effect (the “Certificate”). In the event of a direct conflict between the provisions of these By-Laws and the mandatory provisions of the GCL or the provisions of the Certificate, such provisions of the GCL or the Certificate, as the case may be, will be controlling.

I.             OFFICES

The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware and the name and address of its registered agent is c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

II.            STOCKHOLDERS

Section 2.1. Annual Meetings. The annual meeting of the stockholders of the Corporation for the purpose of electing directors and for the transaction of such other business as may properly be brought before such meeting shall be held on such date, and at such time and place within or without the State of Delaware, as may be designated from time to time by resolution of the Board of Directors and set forth in the notice or waiver of notice of the meeting.

Section 2.2 Time and Place of Special Meetings. Unless otherwise prescribed by law or by the Certificate, special meetings of stockholders of the Corporation may be called only by (a) the Chairman of the Board of Directors of the Corporation; (b) the Board of Directors pursuant to a resolution approved by the Board of Directors; or (c) the Board of Directors upon a request by the holders of at least fifty percent (50%) in voting power of all outstanding shares of capital stock of the Corporation entitled to vote at such meeting. Such request shall state the purpose of the proposed meeting.

All special meetings of the stockholders shall be held at such place, within or without the State of Delaware, as shall be designated by the Board of Directors. In the absence of any such designation by the Board of Directors, each such meeting shall be held at the principal office of the Corporation.

1

Section 2.3 Notice of Meetings. The Secretary or any Assistant Secretary shall cause written notice of the place, if any, date and hour of each meeting of the stockholders and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and, in the case of a special meeting, the purpose or purposes for which such meeting is called, to be given in the manner set forth in the next paragraph, not less than ten (10) nor more than sixty (60) calendar days prior to the meeting, to each stockholder of record entitled to vote at such meeting. If a stockholder meeting is to be held via electronic communications and stockholders will take action at such meeting, the notice of such meeting must: (a) specify the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present and vote at such meeting; and (b) provide the information required to access the stockholder list.

Notices are deemed given (i) if by mail, when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the record of stockholders of the Corporation, or, if he or she shall have filed with the Secretary of the Corporation a written request that notices to him or her be mailed to some other address, then directed to him or her at such other address; (ii) if by facsimile, when faxed to a number where the stockholder has consented to receive notice; (iii) if by electronic mail, when mailed electronically to an electronic mail address at which the stockholder consented to receive such notice; (iv) if by posting on an electronic network (such as a website or chatroom) together with a separate notice to the stockholder of such specific posting, upon the later to occur of (A) such posting or (B) the giving of the separate notice of such posting; or (v) if by any other form of electronic communication, when directed to the stockholder in the manner consented to by the stockholder.

For notice given by electronic transmission to a stockholder to be effective, such stockholder must consent to the Corporation’s giving notice by that particular form of electronic transmission. A stockholder may revoke consent to receive notice by electronic transmission by written notice to the Corporation. A stockholder’s consent to notice by electronic transmission is automatically revoked if the Corporation is unable to deliver two consecutive electronic transmission notices and such inability becomes known to the Secretary, Assistant Secretary, the transfer agent or other person responsible for giving notice.

A written waiver of any such notice signed by the person entitled thereto, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of an individual at a meeting in person or by proxy shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice. Neither the business to be transacted at, nor the purpose of, an annual or special meeting of stockholders need be specified in any written waiver of notice.

Section 2.4 Organization; Procedure. The Chairman, or in the Chairman’s absence or at the Chairman’s direction, any officer of the Corporation shall call all meetings of the stockholders to order and shall act as chairman of such meeting. The Secretary of the Corporation

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or, in such officer’s absence, an Assistant Secretary shall act as secretary of the meeting. If neither the Secretary nor an Assistant Secretary is present, the chairman of the meeting shall appoint a secretary of the meeting. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the person presiding over any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the presiding person of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 2.5 Quorum. Except as otherwise provided by law, by the Certificate or these By-Laws, the holders of one-third (1/3) in voting power of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except that the holders of a majority in voting power of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be required to constitute a quorum for (a) a vote for any director in a contested election; (b) the removal of a director; or (c) the filling of a vacancy on the Board of Directors if the filling of such vacancy is submitted to a vote of the stockholders. If a quorum is not present at any meeting of the stockholders, the presiding officer shall have the power to adjourn any such meeting from time to time until a quorum is present. Notice of any adjourned meeting of the stockholders of the Corporation need not be given if the place, if any, date and hour thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than thirty (30) calendar days, or if after the adjournment a new record date for the adjourned meeting is fixed pursuant to Section 2.6 of these By-Laws, a notice of the adjourned meeting, conforming to the requirements of Section 2.3 of these By-Laws, shall be given to

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each stockholder of record entitled to vote at such meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted on the original date of the meeting.

Section 2.6 Record Date. In order that the Corporation may determine the stockholders (a) entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof; (b) entitled to receive payment of any dividend or other distribution or allotment of any rights; or (c) entitled to exercise any rights in respect of any change, conversion or exchange of capital stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date (i) in the case of clause (a) above, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) calendar days before the date of such meeting; and (ii) in the case of clause (b) above, shall not be more than sixty (60) calendar days prior to such action. If for any reason the Board of Directors shall not have fixed a record date for any such purpose, the record date for such purpose shall be determined as provided by law. A determination of the stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 2.7 Proxies. At all meetings of stockholders, any stockholder entitled to vote thereat shall be entitled to vote in person or by proxy, but no proxy shall be voted or acted upon after three years from its date, unless such proxy provides for a longer period. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy pursuant to the GCL, the following shall constitute a valid means by which a stockholder may grant such authority: (a) a stockholder may execute a written instrument authorizing another person or persons to act for such stockholder as proxy, and execution of the written instrument may be accomplished by the stockholder or the stockholder’s authorized officer, director, employee, trustee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature; or (b) a stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors, or if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to the preceding paragraph of this Section 2.7 may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

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Proxies shall be filed with the Secretary of the meeting prior to or at the commencement of the meeting to which they relate. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary.

Section 2.8 Voting. Unless otherwise required by law, the Certificate or these By-Laws, any question brought before any meeting of stockholders shall be decided by a majority of votes cast by holders of the Common Stock represented and entitled to vote thereon, with each such holder having the number of votes per share and voting as a member of such classes of stockholders as may be provided in the Certificate, unless the question is one upon which, by express provision of law or of the Certificate, a different vote is required, in which case such express provision shall govern and control the decision of such question.

Section 2.9 Voting by Ballot. No vote of the stockholders need be taken by written ballot, or by a ballot submitted by electronic transmission, or conducted by inspectors of elections unless otherwise required by law. Any vote not required to be taken by ballot or by ballot submitted by electronic transmission may be conducted in any manner approved by the presiding officer at the meeting at which such vote is taken.

Section 2.10 Inspector of Elections. The Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (a) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share; (b) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots; (c) specify the information relied upon to determine the validity of electronic transmissions in accordance with Section 2.7 hereof; (d) count all votes and ballots; (e) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and (f) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. No person who is a candidate for an office at an election may serve as an inspector at such election.

When determining the shares of capital stock represented and the validity of proxies and ballots, the inspector shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Section 2.7 of these By-Laws, ballots and the regular books and records of the Corporation. The inspector may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or

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on behalf of banks, brokers or their nominees or a similar person which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspector considers other reliable information as outlined in this section, the inspector, at the time of his or her certification pursuant to provision (f) of this Section 2.10 shall specify the precise information considered, the person or persons from whom the information was obtained, when this information was obtained, the means by which the information was obtained, and the basis for the inspector’s belief that such information is accurate and reliable.

Section 2.11 No Stockholder Action by Written Consent. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation, and the ability of the stockholders to consent in writing to the taking of any action is specifically denied.

Section 2.12 List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number and class of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

Section 2.13 Notice of Stockholder Business and Nominations.

(a)                   Annual Meetings of Stockholders.

(i)                Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders at an annual meeting of stockholders may be made only (A) by or at the direction of the Board of Directors or the Chief Executive Officer; (B) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, and the notice procedures set forth in clause (ii) of this Section 2.13(a) and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation; or (C) pursuant to the Corporation’s notice of meeting (or any supplement thereto).

(ii)               For nominations or other business to be properly brought before an annual meeting by a stockholder, pursuant to clause (B) of paragraph (a)(i) of this Section 2.13, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such other business other than nominations of persons for election to the Board of Directors must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered or mailed to the Secretary at the principal executive offices of the Corporation and received not less than ninety (90) calendar days, nor more than one hundred twenty (120) calendar

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days prior to the first anniversary of the previous year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting was changed by more than thirty (30) calendar days from the anniversary date of the previous year’s annual meeting, notice by the stockholder must be so received not less than ninety (90) calendar days nor more than one hundred twenty (120) calendar days prior to such annual meeting or ten (10) calendar days following the date on which public announcement of the date of the meeting is first made by the Corporation or notice of such meeting is given. In no event shall an adjournment or postponement of an annual meeting (or the public announcement thereof) commence a new time period (or extend any time period) for the giving of stockholder’s notice as described above. Such stockholder’s notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and Rule 14a-11 thereunder, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and, in the event that such business includes a proposal to amend either the Certificate or the By-Laws of the Corporation, the language of the proposed amendment; (C) any material interest in such business of such stockholder and of any beneficial owner on whose behalf the proposal is made and, in the case of nominations, a description of all arrangements or understandings between the stockholder and each nominee and any other persons (naming them) pursuant to which the nominations are to be made by the stockholder; (D) a representation that the stockholder is a holder of record of capital stock of the Corporation entitled to vote at such meeting and intends to appear in person or by a qualified representative at the meeting to propose such business; (E) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (2) otherwise to solicit proxies from stockholders in support of such proposal or nomination; and (F) as to the stockholder giving the notice and any beneficial owner on whose behalf the nomination or proposal is made, (1) the name and address of such stockholder, as it appears on the Corporation’s books, and of such beneficial owner and (2) the class and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner. If such stockholder does not appear or send a qualified representative to present such proposal at such annual meeting, the Corporation need not present such proposal for a vote at such meeting, notwithstanding that proxies in respect of such vote may have been received by the Corporation. The presiding officer of any annual meeting of stockholders shall refuse to permit any business proposed by a stockholder to be brought before such annual meeting without compliance with the foregoing procedures or if the stockholder solicits proxies in support of such stockholder’s proposal without such stockholder having made the representation required by clause (E) above. The foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy

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statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

(iii)              Notwithstanding anything in the second sentence of paragraph (a)(ii) of this Section 2.13 to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) calendar days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.13 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

(b)                   Special Meetings of Stockholders.

(i)                Only such business as shall have been brought before the special meeting of the stockholders pursuant to the Corporation’s notice of meeting pursuant to Section 2.2 of these By-Laws shall be conducted at such meeting.

(ii)               In the event that directors are to be elected at a special meeting of stockholders pursuant to the Corporation’s notice of meeting, nominations of persons for election to the Board of Directors may be made at such special meeting of stockholders (A) by or at the direction of the Board of Directors; or (B) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Section 2.13 and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation. Nominations by stockholders of persons for election to the Board of Directors may be made at such special meeting of stockholders if the stockholder’s notice as required by paragraph (a)(ii) of this Section 2.13 shall be delivered to the Secretary at the principal executive offices of the Corporation not more than one hundred twenty (120) calendar days prior to such special meeting and not less than ninety (90) calendar days prior to such special meeting or ten (10) calendar days following the date on which a public announcement of the date of the special meeting and of the nominees to be elected at such meeting is first made or notice of such meeting is given. In no event shall the adjournment or postponement of a special meeting (or the public announcement thereof) commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c)                   General.

(i)                Only persons who are nominated in accordance with the procedures set forth in this Section 2.13 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.13. Except as otherwise provided by law, the Certificate or these By-Laws, the presiding officer of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed in accordance with the procedures set forth in this Section 2.13 (including whether the

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stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s representation as required by clause (a)(ii)(E) of this Section 2.13) and, if any proposed nomination or business is not in compliance with this Section 2.13, to declare that such defective proposal or nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 2.13, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(ii)               For purposes of this Section 2.13, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act.

(iii)              For purposes of this Section 2.13, no adjournment nor notice of adjournment of any meeting shall be deemed to constitute a new notice of such meeting for purposes of this Section 2.13 and in order for any notification required to be delivered by a stockholder pursuant to this Section 2.13 to be timely, such notification must be delivered within the periods set forth above with respect to the originally scheduled meeting.

(iv)             Notwithstanding the foregoing provisions of this Section 2.13, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.13. Nothing in this Section 2.13 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 2.14 Opening and Closing of Polls. The date and time for the opening and the closing of the polls for the matters to be voted upon at a stockholder meeting shall be announced at the meeting. The inspector of the election shall be prohibited from accepting any ballots, proxies or votes or any revocations thereof or changes thereto after the closing of the polls, unless the Court of Chancery upon application by a stockholder shall determine otherwise.

Section 2.15 Confidential Voting.

(a)         Proxies and ballots that identify the votes of specific stockholders shall be kept in confidence by the inspectors of election unless: (i) there is an opposing solicitation with respect to the election or removal of directors; (ii) disclosure is required by applicable law; (iii) a stockholder expressly requests or otherwise authorizes disclosure in relation to such stockholder’s vote; or (iv) the Corporation concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes.

(b)      The inspectors of election and any authorized agents or other persons engaged in the receipt, count and tabulation of proxies and ballots shall be advised of this Section 2.15 and instructed to comply herewith.

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(c)      The inspectors of election shall certify, to the best of their knowledge based on due inquiry, that proxies and ballots have been kept in confidence as required by this Section 2.15.

III.

DIRECTORS

Section 3.1 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors, which may exercise all the powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate or by these By-Laws directed or required to be exercised or done by the stockholders.

Section 3.2 Number and Election of Directors.

(a) The number of directors of the Corporation shall be fixed from time to time by resolution of the Board of Directors adopted by the vote of a majority of the entire Board of Directors, but such number shall in no case be less than five (5) nor more than nine (9). The majority of the directors will be “independent” under the rules of the Nasdaq National Market (the “Nasdaq”) subject to the phase in rules for companies listing on the Nasdaq in connection with an initial public offering and the controlled company exception under the Nasdaq rules. Any director may resign at any time by submitting an electronic transmission or by delivering a written notice of resignation, signed by such director, to the Chairman or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery. Directors need not be stockholders.

(b) Except as provided in Section 3.3 of ~~this Article~~ these By-laws, each director shall be elected by the vote of the  majority  of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present, provided that, if as of a date that is fourteen (14) days in advance of the date the Corporation files its definitive proxy statement (regardless of whether or not thereafter revised or supplemented) with the Securities and Exchange Commission the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors.  For purposes of this Section 3.2, a majority of the votes cast means that the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that director nominee.  The Nominating and Corporate Governance Committee has established procedures under which any director nominee who is not elected shall tender his or her resignation to the Board of Directors for consideration.  The Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken.  The Board of Directors will act on the Committee’s recommendation and publicly disclose its decision and the rationale behind it within ninety (90) days from the date of the certification of the election results. ~~directors shall be elected by a plurality of the votes cast at Annual Meetings of Stockholders. Any director may resign at any time by submitting an electronic transmission or by delivering a written notice of resignation, signed by such director, to the Chairman or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery. Directors need not be stockholders.~~

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Section 3.3 Classified Board; Election of Directors. The Board of Directors shall be divided into three classes, designated Classes I, II and III, which shall be as nearly equal in number as possible. ~~Directors of Class I shall hold office for an initial term expiring at the first annual meeting of stockholders to be held after the date hereof. Directors of Class II shall hold office for an initial term expiring at the second annual meeting of stockholders to be held after the date hereof. Directors of Class III shall hold office for an initial term of office expiring at the third annual meeting of stockholders to be held after the date hereof.~~ Except as otherwise provided in Section 3.4 of these By-Laws, at each annual meeting of stockholders of the Corporation, the respective successors of the directors whose terms are expiring shall be elected for terms expiring at the annual meeting of stockholders held in the third succeeding year.

Section 3.4 Additional Directorships; Vacancies. Newly created directorships ~~or~~ and vacancies on the Board of Directors shall be filled by a majority of the directors then in office, regardless of whether such directors fulfill quorum requirements, or by a sole remaining director; and the newly created directorships shall be distributed among the three classes of directors so that, as nearly as possible, each class will consist of one-third (1/3) of the Corporation’s directors. Any director elected to fill any vacancy on the Board of Directors not resulting from an increase in the number of directors shall be of the same class as that of the director whose death, resignation, removal or other event caused the vacancy, including if the stockholders fail at any meeting of stockholders at which directors are to be elected to elect the number of directors then constituting the whole Board of Directors, and shall have the same remaining term as that of his or her predecessor. A director elected to fill a vacancy or a newly created directorship shall hold office until such director’s successor has been elected and qualified or until such director’s earlier death, resignation or removal. Any vacancy or newly created directorship may also be filled by the vote of the holders of a majority in voting power of the capital stock issued and outstanding and entitled to vote. Directors may be removed only for cause, and only by the affirmative vote of at least a majority in voting power of all outstanding capital stock of the Corporation entitled to vote generally in the election of directors, voting as a single class.

Section 3.5 Place of Meetings. The Board of Directors may hold meetings, both regular and special, either within or without the State of Delaware.

Section 3.6 Annual and Regular Meetings. The annual meeting of the Board of Directors for the purpose of electing officers and for the transaction of such other business as may come before the meeting shall be held as soon as practicable following adjournment of the annual meeting of the stockholders. Notice of such annual meeting of the Board of Directors need not be given. The Board of Directors from time to time may by resolution provide for the holding of regular meetings and fix the place (which may be within or without the State of Delaware) and the date and hour of such meetings. Notice of regular meetings need not be given; provided, however, that if the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be mailed promptly, or sent by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, telegraph, facsimile, electronic mail or other electronic means, to each director who shall not have been present at the meeting at which such action was taken, addressed or transmitted to him or her at his or her usual place of business, or shall be delivered or transmitted to him or her personally. Notice of

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such action need not be given to any director who attends the first regular meeting after such action is taken without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any director who submits a signed waiver of notice, whether before or after such meeting.

Section 3.7 Special Meetings. Special meetings of the Board of Directors shall be held whenever called by the Chairman, any director or the Chief Executive Officer (or, in the event of the Chief Executive Officer’s absence or disability, by any other officer) at such place (within or without the State of Delaware), date and hour as may be specified in the respective notices or waivers of notice of such meetings. Special meetings of the Board of Directors may be called on twenty-four (24) hours’ notice, if notice is given to each director personally or by telephone, including a voice messaging system, or other system or technology designed to record and communicate messages, telegraph, facsimile, electronic mail or other electronic means, or on five (5) calendar days’ notice, if notice is mailed to each director, addressed or transmitted to him or her at such director’s usual place of business or other designated location. Notice of any special meeting shall be deemed to have been waived by any director who attends such meeting without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any director who submits a signed waiver of notice, whether before or after such meeting, and any business may be transacted thereat.

Section 3.8 Executive Session. The independent members of the Board of Directors shall meet regularly in executive sessions at such place (within or without the State of Delaware), date and hour as may be specified in the respective notices or waivers of notice of such sessions. Executive sessions of the Board of Directors may be called on twenty-four (24) hours’ notice, if notice is given to each independent director personally or by telephone, including a voice messaging system, or other system or technology designed to record and communicate messages, telegraph, facsimile, electronic mail or other electronic means, or on five (5) calendar days’ notice, if notice is mailed to each independent director, addressed or transmitted to him or her at such independent director’s usual place of business or other designated location. Notice of any executive session shall be deemed to have been waived by any independent director who attends such meeting without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any independent director who submits a signed waiver of notice, whether before or after such meeting, and any business may be transacted thereat.

Section 3.9 Quorum. Except as may be otherwise specifically provided by law, the Certificate or these By-Laws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors.

Section 3.10 Adjournment. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting of the Board of Directors to another time or place. No notice need be given of any adjourned meeting unless the time and place of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 3.7 of these By-Laws shall be given to each director.

Section 3.11 Action without Meeting. Unless otherwise restricted by the Certificate or these By-Laws, any action required or permitted

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to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

Section 3.12 Regulations; Manner of Acting. To the extent consistent with applicable law, the Certificate and these By-Laws, the Board of Directors may adopt such rules and regulations for the conduct of meetings of the Board of Directors and for the management of the property, affairs and business of the Corporation as the Board of Directors may deem appropriate. The directors shall act only as a Board, and the individual directors shall have no power to act on behalf of the Board.

Section 3.13 Attendance by Telephone. Unless otherwise restricted by the Certificate or these By-Laws, members of the Board of Directors, or of any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Section 3.14 Removal. Any director may be removed at any time, but only for cause, upon the affirmative vote of the holders of a majority of the votes which could be cast by the holders of all outstanding shares of capital stock entitled to vote for the election of directors, voting together as a class, given at a duly called annual or special meeting of stockholders.

Section 3.15 Compensation of Directors. The amount, if any, which each director shall be entitled to receive as compensation for his or her services as such shall be fixed from time to time by resolution of the Board of Directors.

Section 3.16 Reliance on Accounts and Reports, etc. A director, or a member of any committee designated by the Board of Directors, shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees designated by the Board of Directors, or by any other person as to the matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

IV.

BOARD COMMITTEES

Section 4.1 How Constituted. The Board of Directors may designate one or more Committees, including, but not limited to, an Audit Committee, a Compensation Committee and a Corporate Governance Committee, each such Committee to consist of such number of directors as from time to time may be fixed by the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any such Committee, who may replace any absent or disqualified member or members at any meeting of such Committee. Thereafter, members of each such Committee may be designated from time to time

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by the Board of Directors. Any such Committee may be abolished or re-designated from time to time by the Board of Directors. Each member (and each alternate member) of any such Committee (whether designated at an annual meeting of the Board of Directors or to fill a vacancy or otherwise) shall hold office until his or her successor shall have been designated or until he or she shall cease to be a director, or until his or her earlier death, resignation or removal.

Section 4.2 Powers.

(a) Audit Committee. The Audit Committee, except as otherwise may be provided in any resolution of the Board of Directors or as may be required by applicable law, shall have and may exercise the authority of the Board of Directors to, among other things:

(i)                                               have direct responsibility for the selection, compensation, retention, replacement and oversight of the work of the Corporation’s independent auditors, including prescribing what services are allowable and approve in advance all services provided by the auditors;

(ii)                                            set clear hiring policies for employees or former employees of the independent auditors;

(iii)                                         review all proposed corporation hires formerly employed by the independent auditors;

(iv)                                        have direct responsibility for ensuring its receipt from the independent auditors at least annually of a formal written statement delineating all relationships between the auditor and the Corporation, consistent with Independence Standards Board Standard No. 1;

(v)                                           discuss with the independent directors any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor;

(vi)                                        discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing, compensation and resources;

(vii)                                     review, at least annually, the results and scope of the audit and other services provided by the Corporation’s independent auditors and discuss any audit problems or difficulties and management’s response;

(viii)                                  review the Corporation’s annual audited financial statement and quarterly financial statements and discuss the statements with management and the independent auditors;

(ix)                                        review and discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the Corporation’s internal controls, including the Corporation’s ability to monitor and manage business risk, legal and ethical compliance programs and financial reporting;

(x)                                           review and discuss separately with the internal auditors and the independent auditors, with and without management present, the results of their examinations;

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(xi)                                        review the Corporation’s compliance with legal and regulatory independence;

(xii)                                     review and discuss the Corporation’s interim financial statements and the earnings press releases prior to the filing of the Corporation’s report on Form 10-Q, as well as financial information and earnings guidance provided to analysts and rating agencies;

(xiii)                                  review and discuss the Corporation’s risk assessment and risk management policies;

(xiv)                                 prepare an Audit Committee report required by the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement;

(xv)                                    engage independent counsel and other advisors to assist the audit committee in carrying out its duties;

(xvi)                                 review and approve all related party transactions consistent with the rules applied to companies listed on the Nasdaq National Market; and

(xvii)                              establish procedures regarding complaints received by the Corporation or the Corporation’s employees regarding accounting, accounting controls or accounting matters.

(b) Compensation Committee. The Compensation Committee, except as otherwise may be provided in any resolution of the Board of Directors or as may be required by applicable law, shall have and may exercise all the authority of the Board of Directors with respect to compensation, benefits and personnel administration of the employees of the Corporation to, among other things:

(i)                                           review and approve corporate goals and objectives relevant to our Chief Executive Officer’s and the other named executive officers’ compensation;

(ii)                                        evaluate the Chief Executive Officer’s performance in light of these corporate goals and objectives;

(iii)                                     either as a committee, or together with the other independent directors, determine and approve the compensation of the Chief Executive Officer;

(iv)                                    make recommendations to the Corporation’s Board of Directors regarding the salaries, incentive compensation plans and equity-based plans for the employees of the Corporation; and

(v)                                       produce a compensation committee report on executive compensation as required by the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement or annual report on Form 10-K filed with the Securities and Exchange Commission.

(c) Corporate Governance Committee. The Corporate Governance Committee, except as otherwise may be provided in any resolution of the Board of Directors or as required by applicable law, shall, among other things:

(i)                                           identify candidates qualified to become board members, consistent with criteria approved by the Board of Directors;

(ii)                                        recommend the candidates to be selected as nominees for the next annual meeting of the stockholders;

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(iii)                                     develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Corporation; and

(iv)                                    oversee the evaluation of the Board of Directors and management.

(d) Other Committees. Each other Committee, except as otherwise provided in this section, shall have and may exercise such powers of the Board of Directors as may be provided by resolution or resolutions of the Board of Directors.

Section 4.3 Proceedings. Each Committee may, subject to approval of the Board of Directors, adopt a charter specifying its scope of responsibility and may fix its own rules of procedure and may meet at such place (within or without the State of Delaware), at such time and upon such notice, if any, as it shall determine from time to time. Each Committee shall keep minutes of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors next following any such proceedings.

Section 4.4 Quorum and Manner of Acting. Except as may be otherwise provided in the resolution creating such Committee, at all meetings of any Committee the presence of members (or alternate members) constituting a majority of the total membership of such Committee shall constitute a quorum for the transaction of business. The act of the majority of the members present at any meeting at which a quorum is present shall be the act of such Committee. Any action required or permitted to be taken at any meeting of any such Committee may be taken without a meeting, if all members of such Committee shall consent to such action in writing or by electronic transmission, and such writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of the Committee. The members of any such Committee shall act only as a Committee, and the individual members of such Committee shall have no power as such.

Section 4.5 Action by Telephonic Communications. Members of any Committee designated by the Board of Directors may participate in a meeting of such Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

Section 4.6 Resignations. Any member of any Committee may resign at any time by delivering a written notice of resignation, signed by such member, to the Chairman or the Chief Executive Officer. Unless otherwise specified therein, such resignation shall take effect upon delivery.

Section 4.7 Removal. Any member (and any alternate member) of any Committee may be removed from his or her position as a member of such Committee at any time, either for or without cause, by resolution adopted by a majority of the whole Board of Directors.

Section 4.8 Vacancies. If any vacancy shall occur in any Committee, by reason of death, resignation, removal or otherwise, the remaining members (and alternate members) shall continue to act, and any such vacancy may be filled by resolution adopted by a majority of the whole Board of Directors.

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V.

OFFICERS

Section 5.1 Number. The officers of the Corporation shall be elected by the Board of Directors and may include a Chairman, a Chief Executive Officer, a President, one or more Vice Presidents, a Chief Financial Officer, a Secretary and a Treasurer. The Board of Directors may appoint such other officers as it may deem appropriate; provided that officers of the rank of Vice President and below may be appointed by the Compensation Committee. Such other officers shall exercise such powers and perform such duties as may be determined from time to time by the Board of Directors, the Chief Executive Officer or the President. Any number of offices may be held by the same person. No officer, other than the Chairman, need be a director of the Corporation.

Section 5.2 Election. Unless otherwise determined by the Board of Directors, the officers of the Corporation shall be elected by the Board of Directors at the annual meeting of the Board of Directors, and shall be elected to hold office until the next succeeding annual meeting of the Board of Directors. In the event of the failure to elect officers at such meeting, officers may be elected at any regular or special meeting of the Board of Directors. Officers of the rank of Vice President and below may be elected by the Compensation Committee. Each officer shall hold office until such officer’s successor has been elected and qualified, or until such officer’s earlier death, resignation or removal.

Section 5.3 Powers. Each of the officers of the Corporation elected by the Board of Directors or appointed by an officer in accordance with these By-Laws shall have the powers and duties prescribed by law, by these By-Laws or by the Board of Directors and, in the case of appointed officers, the powers and duties prescribed by the appointing officer, and, unless otherwise prescribed by these By-Laws or by the Board of Directors or such appointing officer, shall have such further powers and duties as ordinarily pertain to that office.

Section 5.4 Salaries. Except as otherwise provided by Section 4.2 hereof, the salaries of all executive officers (as determined by the Board of Directors) of the Corporation shall be fixed by the Board of Directors. The Chief Executive Officer shall fix the salaries of all non-executive officers.

Section 5.5 Removal and Resignation; Vacancies. Any officer may be removed for or without cause at any time by the Board of Directors. Any officer may resign at any time by delivering notice of resignation, either in writing signed by such officer or by electronic transmission, to the Board of Directors or the Chief Executive Officer. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors.

Section 5.6 Chairman of the Board. The Chairman, if any, when elected, shall have general supervision, direction and control of the business and affairs of the Corporation, subject to the control of the Board of Directors, shall preside at meetings of stockholders and shall have such other functions, authority and duties as customarily appertain to the Chairman of a business corporation or as may be prescribed by the Board of Directors. During the absence or disability of the Chief Executive Officer, the Chairman shall exercise all the powers and discharge all the duties of the Chief Executive Officer. The Chairman shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these By-Laws.

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Section 5.7 Chief Executive Officer. The Chief Executive Officer shall have general control and supervision of the policies and operations of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer shall be a U.S. citizen. He or she shall manage and administer the Corporation’s business and affairs and shall also perform all duties and exercise all powers usually pertaining to the office of a chief executive officer of a corporation. He or she shall have the authority to sign, in the name and on behalf of the Corporation, checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Corporation and together with the Secretary, or any Assistant Secretary, conveyances of real estate and other documents and instruments to which the seal of the Corporation is affixed. He or she shall have the authority to cause the employment or appointment of such employees and agents of the Corporation as the conduct of the business of the Corporation may require, to fix their compensation, and to remove or suspend any employee or agent elected or appointed by the Chief Executive Officer or the Board of Directors. The Chief Executive Officer shall perform such other duties and have such other powers as the Board of Directors or the Chairman may from time to time prescribe.

Section 5.8 Chief Financial Officer. The Chief Financial Officer shall be the principal financial officer of the Corporation and shall have responsibility for the financial affairs of the Corporation and shall keep or cause to be kept correct records of the business and transactions of the Corporation. The Chief Financial Officer shall perform such other duties and exercise such other powers as are normally incident to the office of chief financial officer and as may be prescribed by the Board of Directors or the Chief Executive Officer from time to time.

Section 5.9 President. The President shall perform such duties and have such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe.

Section 5.10 Absence or Disability of the Chief Executive Officer. In the event of the absence of the Chief Executive Officer or in the event of the Chief Executive Officer’s inability to act, the officer, if any, designated by resolution of the Board of Directors (or in the event there is more than one such designated officer, then in the order of designation) shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers and be subject to all the restrictions of the Chief Executive Officer. Any such officer or officers acting in the absence or inability to act of the Chief Executive Officer shall be U.S. citizens.

Section 5.11 Vice President. The Vice Presidents shall have such designations and shall perform such duties and have such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe.

Section 5.12 Secretary. The Secretary shall keep or cause to be kept a record of all the proceedings of the meetings of the stockholders and of the Board of Directors, and shall cause all notices to be duly given in accordance with the provisions of these By-Laws and as required by law. The Secretary shall be the custodian of the records and of the seal of the Corporation and cause such seal (or a facsimile thereof) to be affixed to instruments when appropriate. The Secretary shall perform, in general, all duties incident to the office of secretary and such other duties as may be specified in these By-Laws or as may be

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assigned to him or her from time to time by the Board of Directors or the Chief Executive Officer.

Section 5.13 Assistant Secretary. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of the Secretary’s inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties as may from time to time be prescribed by the Board of Directors, the Chairman, the Chief Executive Officer, the President or the Secretary.

Section 5.14 Treasurer. The Treasurer shall have charge and supervision over and be responsible for the moneys, securities, receipts and disbursements of the Corporation, and shall keep or cause to be kept full and accurate records of all receipts of the Corporation, and shall cause the moneys and other valuable effects of the Corporation to be deposited in the name and to the credit of the Corporation. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman, the President and the Board of Directors, at its regular meetings or when the Board of Directors so requires, an account of all transactions as Treasurer and of the financial condition of the Corporation. The Treasurer shall perform such other duties as may from time to time be prescribed by the Board of Directors, the Chairman, the Chief Executive Officer or the Chief Financial Officer.

Section 5.15 Assistant Treasurer. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of the Treasurer’s inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors, the Chairman, the Chief Executive Officer or the Chief Financial Officer.

Section 5.16 Other Officers. The Chief Executive Officer or Board of Directors may appoint other officers and agents for any group, division or department into which this Corporation may be divided by the Board of Directors, with titles as the President or Board of Directors may from time to time deem appropriate. All such officers and agents shall receive such compensation, have such tenure and exercise such authority as the President or Board of Directors may specify. All appointments made by the Chief Executive Officer hereunder and all the terms and conditions thereof must be reported to the Board of Directors.

In no case shall an officer or agent of any one Group, Division or Department have authority to bind another Group, Division or Department of the Company or to bind the Corporation except as to the business and affairs of the Group, Division or Department of which he or she is an officer or agent.

VI.

CERTIFICATES OF STOCK

Section 6.1 Certificates of Stock, Uncertificated Shares. The shares of capital stock of the Corporation may be either represented by

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certificates or uncertificated shares; provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the capital stock of the Corporation shall be uncertificated shares. Any resolution of the Board of Directors providing for uncertificated shares shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Subject to Section 6.4 below, notwithstanding the adoption of such resolution by the Board of Directors, every holder of capital stock represented by certificates and, upon request, every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of, the Corporation, (a) by the Chairman, the Chief Executive Officer, the President or a Vice President; and (b) by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form. Such certificate shall be in such form as the Board of Directors may determine, to the extent consistent with applicable law, the Certificate and these By-Laws.

Section 6.2 Signatures; Facsimile. All signatures on the certificate referred to in Section 6.1 of these By-Laws may be in facsimile, engraved or printed form, to the extent permitted by law. In case any officer, transfer agent or registrar who has signed, or whose facsimile, engraved or printed signature has been placed upon a certificate representing shares of capital stock of the Corporation shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

Section 6.3 Transfer. Except as otherwise established by rules or regulations adopted by the Board of Directors, upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate of stock or uncertificated shares in place of any certificate therefor issued by the Corporation to the person entitled thereto, cancel the old certificate and record the transaction on its books.

Section 6.4 Replacement. In case of the loss, destruction or theft of a certificate for any stock of the Corporation, a new certificate of stock or uncertificated shares in place of any certificate therefor issued by the Corporation may be issued upon satisfactory proof of such loss, destruction or theft and upon such terms as the Board of Directors may prescribe. The Board of Directors may in its discretion require the owner of the lost, destroyed or stolen certificate, or his legal representative, to give the Corporation a bond, in such sum and in such form and with such surety or sureties as it may direct, to indemnify the Corporation against any claim that may be made against it with respect to a certificate alleged to have been lost, destroyed or stolen.

Section 6.5 Beneficial Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law. The Corporation shall not be required to register any transfer of shares made in violation of any agreement among a stockholder or

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investor in the Corporation and the Corporation, or recognize as a holder of any such shares any transferee in such a violative transaction.

VII.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

To the fullest extent permitted by the laws of the State of Delaware:

Section 7.1 Nature of Indemnity. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), including, without limitation, an action by or in the right of the Corporation, by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the GCL, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in these By-Laws with respect to proceedings to enforce rights to indemnification and “advancement of expenses” (as defined below), the Corporation shall indemnify any such indemnitee in connection with an action, suit or proceeding (or part thereof) initiated by such indemnitee only if such action, suit or proceeding (or part thereof) was authorized by the Board of Directors. Furthermore, the Corporation may only indemnify such person if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe that his or her conduct was unlawful; except that in the case of an action or suit by or in the name of the Corporation to procure a judgment in its favor (a) such indemnification shall be limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit; and (b) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the

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Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

Section 7.2 Advance Payment of Expenses. In addition to the right to indemnification conferred in this Article VII, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorneys’ fees) incurred in defending any such action or proceeding in advance of the final disposition of such action or proceeding (hereinafter an “advancement of expenses”) upon receipt of an undertaking by or on behalf of the person indemnified to repay such payment if it is ultimately determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such person is not entitled to indemnification conferred in this Article VII or otherwise. Such expenses (including attorneys’ fees) incurred by former directors and officers shall be so paid upon such terms and conditions, if any, as the Corporation deems appropriate. The Board of Directors may authorize the Corporation’s counsel to represent such director or officer in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

Section 7.3 Procedure for Indemnification. If, following final disposition of a proceeding, a claim for indemnification under this Article VII is not paid in full by the Corporation within sixty (60) calendar days after a written claim has been received by the Corporation, or if, whether before or after final disposition of a proceeding, a claim for an advancement of expenses under this Article VII is not paid in full by the Corporation within twenty (20) calendar days after a written claim has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit, including without limitation reasonable attorneys’ fees. In any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the indemnitee has not met any applicable standard for indemnification set forth in the GCL. In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met any applicable standard for indemnification set forth in the GCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the GCL, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VII or otherwise shall be on the Corporation.

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Section 7.4 Preservation of Other Rights. The rights to indemnification and to the advancement of expenses conferred in this Article VII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Certificate, these By-Laws, agreement, vote of stockholders or directors or otherwise.

Section 7.5 Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or any person who is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the GCL.

Section 7.6 Employees and Agents. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VII with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Section 7.7 Survival. The rights conferred upon indemnitees in this Article VII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article VII that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.

VIII.

GENERAL PROVISIONS

Section 8.1 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 8.2 Corporate Seal. The corporate seal shall be in such form as may be approved from time to time by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 8.3 Dividends. Subject to any applicable provisions of law and the Certificate or any resolution or resolutions adopted by the Board of Directors pursuant to authority expressly vested in it by the Certificate and Section 151 of the GCL, the Board of Directors may, at any regular or special meeting of the Board of Directors, out of funds legally available therefor, declare dividends upon the capital stock of the Corporation, and any such dividend may be paid in cash, property, or shares of the Corporation’s stock.

A member of the Board of Directors, or a member of any committee designated by the Board of Directors, shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors, or by any other person as to matters the director reasonably believes are within such other person’s

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professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.

Section 8.4 Reserves. There may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation, and the Board of Directors may similarly modify or abolish any such reserve.

Section 8.5 Execution of Instruments. The Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Secretary or the Treasurer may enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. The Board of Directors or the Chief Executive Officer may authorize any other officer or agent to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. Any such authorization may be general or limited to specific contracts or instruments.

Section 8.6 Corporate Books. The books of the Corporation may be kept outside of the State of Delaware at such place or places as the Board of Directors may from time to time determine.

Section 8.7 Corporate Indebtedness. No loan shall be contracted on behalf of the Corporation, and no evidence of indebtedness shall be issued in its name, unless authorized by the Board of Directors, the Chief Executive Officer or the Chief Financial Officer. Such authorization may be general or confined to specific instances. Loans so authorized may be effected at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual. All bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation issued for such loans shall be made, executed and delivered as the Board of Directors, the Chief Executive Officer or the Chief Financial Officer shall authorize. When so authorized by the Board of Directors, the Chief Executive Officer or the Chief Financial Officer, any part of or all the properties, including contract rights, assets, business or goodwill of the Corporation, whether then owned or thereafter acquired, may be mortgaged, pledged, hypothecated or conveyed or assigned in trust as security for the payment of such bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation, and of the interest thereon, by instruments executed and delivered in the name of the Corporation.

Section 8.8 Deposits. Any funds of the Corporation may be deposited from time to time in such banks, trust companies or other depositaries as may be determined by the Board of Directors, the Chief Executive Officer, the Chief Financial Officer or the Treasurer or by such officers or agents as may be authorized by the Board of Directors or the Chief Executive Officer, the Treasurer or the Chief Financial Officer or the Treasurer to make such determination.

Section 8.9 Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such agent or agents

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of the Corporation, and in such manner, as the Board of Directors or the Chief Executive Officer from time to time may determine.

Section 8.10 Sale, Transfer, etc. of Securities. To the extent authorized by the Board of Directors or by the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Secretary or the Treasurer or any other officers designated by the Board of Directors or the Chief Executive Officer may sell, transfer, endorse, and assign any shares of stock, bonds or other securities owned by or held in the name of the Corporation, and may make, execute and deliver in the name of the Corporation, under its corporate seal (if required), any instruments that may be appropriate to effect any such sale, transfer, endorsement or assignment.

Section 8.11 Voting as Stockholder. Unless otherwise determined by resolution of the Board of Directors, the Chief Executive Officer, the President or any Vice President shall have full power and authority on behalf of the Corporation to attend any meeting of stockholders of any corporation in which the Corporation may hold stock, and to act, vote (or execute proxies to vote) and exercise in person or by proxy all other rights, powers and privileges incident to the ownership of such stock. Such officers acting on behalf of the Corporation shall have full power and authority to execute any instrument expressing consent to or dissent from any action of any such corporation without a meeting. The Board of Directors may by resolution from time to time confer such power and authority upon any other person or persons.

Section 8.12 Transactions with Interested Parties. No contract or transaction between the Corporation and one or more of the directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of the directors or officers are directors, officers or employees, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee of the Board of Directors which authorizes the contract or transaction or solely because his or their votes are counted for such purpose, if:

(a)             the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum;

(b)             the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(c)              the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee of the Board of Directors, or the stockholders.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

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IX.

AMENDMENTS

Section 9.1 Amendment. Subject to the provisions of this Section 9.1 and the Certificate, these By-Laws (including this Article IX) may be amended, altered or repealed:

(a)             by resolution adopted by a majority of the Board of Directors without a stockholder vote at any special or regular meeting of the Board of Directors if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting; provided, however, that the amendment, alteration or repeal of the provisions of Sections 2.2, 2.11, 3.2, 3.3, or 3.14 hereof or this Section 9.1 shall require the affirmative vote of the holders of two-thirds (2/3) or more of the combined voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors; or

(b)             at any regular or special meeting of the stockholders upon the affirmative vote of the holders of two-thirds (2/3) or more of the combined voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting.

X.

SUBJECT TO CERTIFICATE OF INCORPORATION

These By-Laws and the provisions hereof are subject to the terms and conditions of the Certificate of the Corporation (including any certificates of designations filed thereunder), and in the event of any conflict between these By-Laws and the Certificate, the Certificate shall control.

Adopted: ~~May 17, 2005~~[•], 2017

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ˆ200FZ2RQJzh4B2Zt1Š 200FZ2RQJzh4B2Zt1 CITI TRENDS, INC. Donnelley Financial IL0104AM021170 12.1.14 ADG grayg0cw 20-Mar-2017 09:48 EST 360710 PC 1 16* PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION BLUE PROXY CITI TRENDS, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD [ ], 2017 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED The undersigned, revoking all previous proxies, hereby appoints R. Edward Anderson and Bruce D. Smith, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, to vote as indicated on the reverse side and in their discretion upon such other matters as may properly come before the meeting, all shares which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Citi Trends, Inc. to be held on [ ], 2017 and at any adjournment or postponement thereof. Where no direction is given, except in the case of broker non-votes, the shares represented by this proxy will be voted in accordance with the Board of Directors’ recommendations. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE) _A PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. _A Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held [ ], 2017. The Proxy Statement and our Annual Report to Stockholders are available at: http://ir.cititrends.com/annual-proxy.cfm NOTICE & PROXY STATE ATL CLNPS PMT 1C

ˆ200FZ2RQJyqC=iKMGŠ 200FZ2RQJyqC=iKMG CITI TRENDS, INC. Donnelley Financial VDI-W7-PR3-0468 ADG ayyar0dc 17-Mar-2017 12:17 EST 360710 PC 2 33* 12.1.14 Please mark vote as in this example È 2. Approval of the material terms of the performance goals under the 2012 Incentive Plan in order to preserve Federal income tax deductions 1. Election of Barbara Levy to serve as a Class II director and R. Edward Anderson and Lawrence E. Hyatt to serve as Class III directors ‘ FOR ALL NOMINEES ‘ WITHHOLD AUTHORITY FOR ALL NOMINEES ‘ FOR ALL EXCEPT (see instructions below) ‘ FOR ‘ AGAINST ‘ ABSTAIN 3. Approval of an amendment to the Company’s bylaws to adopt a majority voting requirement for uncontested director elections Class II: O Barbara Levy Class III: O R. Edward Anderson O Lawrence E. Hyatt ‘ FOR ‘ AGAINST ‘ ABSTAIN 4. An advisory vote to approve the compensation of the Company’s named executive officers for 2016 ‘ FOR ‘ AGAINST ‘ ABSTAIN INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”, and fill in the circle next to each nominee you wish to withhold, as shown here: ‹ 5. An advisory vote on the frequency of the advisory vote on executive compensation ‘ EVERY YEAR ‘ EVERY 2 YEARS ‘ EVERY 3 YEARS ‘ ABSTAIN 6. Ratification of the selection of KPMG LLP to be the independent registered public accounting firm of the Company for the fiscal year ending February 3, 2018 ‘ FOR ‘ AGAINST ‘ ABSTAIN The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s), in Items 1, 2, 3, 4, 5 and 6 above. If this card contains no specific voting instructions, the shares will be voted FOR ALL NOMINEES in Proposal Date: , 2017 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4, for EVERY YEAR in Proposal 5 and FOR Proposal 6. Signature Signature (if held jointly) Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH, AND HEREBY RATIFIES ALL THAT THE SAID PROXIES MAY DO BY VIRTUE HEREOF. _A PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. _A VOTE BY INTERNET – Before The Annual Meeting - Go to okapivote.com/ctrn. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the Annual Meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY TELEPHONE – (866) 494-4435 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the Annual Meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Okapi Partners c/o Teresa Huang, 1212 Avenue of the Americas, 24th floor, New York, NY 10036. NOTICE & PROXY STATE ATL CLNPS PMT 1C